                                                                    EXHIBIT 10.9


                            STOCK PURCHASE AGREEMENT

          THIS STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of March 5,
                                               ---------
1998, is made by and among American Cellular Corporation, a Delaware corporation (the "Company"), and the parties listed on Exhibit A to this Agreement (the
      -------                              ---------
"Purchasers").
-----------

                                    RECITALS
                                    --------

          A. Each Purchaser desires to invest in the Company the aggregate sum set forth opposite each Purchaser's name on Exhibit A through the purchase of
                                            ---------
shares of the Company's Class A Common Stock, par value $0.01 per share (the "Class A Common Stock"), and shares of the Company's Series A Preferred Stock,
---------------------
par value $0.01 per share (the "Series A Preferred Stock").  Subject to the
                                ------------------------
terms of this Agreement, the Purchasers shall initially purchase an aggregate of 250,000 shares of Class A Common Stock (the "Initial Shares") and shall, at the
                                             --------------
request of the Company, purchase an aggregate of 325,000 shares of Series A Preferred Stock (the "Committed Shares" and, collectively with the Initial
                      ----------------
Shares, the "Shares"), in each case in the respective amounts set forth opposite
             ------
each Purchaser's name on Exhibit A.  The Series A Preferred Stock shall have the
                         ---------
rights set forth in the form of the Certificate of Designations of the Series A Preferred Stock of American Cellular Corporation, attached hereto as Exhibit B
                                                                     ---------
(the "Certificate").
      -----------

          B. Simultaneously with the execution of this Agreement, the Purchasers and the Company will enter into (a) the Stockholders Agreement (the "Stockholders Agreement") in the form attached hereto as Exhibit C, and (b) the
-----------------------                                  ---------
Registration Rights Agreement (the "Registration Rights Agreement") in the form
                                    -----------------------------
attached hereto as Exhibit D.
                   ---------

          C. This Agreement, the Stockholders Agreement and the Registration Rights Agreement are being entered into in contemplation of the merger (the "Merger") of the Company with and into PriCellular Corporation, a Delaware corporation ("PCC"), pursuant to an Agreement and Plan of Merger to be executed
              ---
by the Company and PCC (the "Merger Agreement"), which provides for, among other
                             ----------------
things, a merger price of $14.00 per share of common stock of PCC.

          D. The proceeds from the Purchasers' purchase of the Initial Shares and the Committed Shares shall be used solely to consummate the Merger, and the transactions relating thereto, and to pay any Transaction Costs (as defined in Section 4.2).

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I.
                               ISSUANCE OF SHARES
                               ------------------

     Each Purchaser, severally and not jointly, hereby agrees as follows:

     1.1.  Purchase and Sale of Initial Shares.  At the Initial Closing (as
           -----------------------------------
defined below), the Company shall sell to each Purchaser, and such Purchaser shall purchase from the Company, the Initial Shares, at a purchase price of $100 per share in the respective amount set forth in Exhibit A. The purchase and
                                                ---------
sale of all the Initial Shares by the Purchasers is referred to herein as the "Initial Purchase."

     1.2.  Initial Closing.  The closing for the Initial Purchase (the "Initial
           ---------------
Closing") shall take place upon the 15th day after delivery to each of the Purchasers of an Initial Funding Notice, executed by an officer of the Company, which certifies that on the date of such notice, the Company and PCC have entered into the Merger Agreement. If such 15th day is not a Business Day, the Initial Closing shall occur on the next succeeding Business Day. As used in this Agreement, the defined term "Initial Closing" shall refer to both the event as well as the date of such closing.


     1.3.  Deliveries at the Initial Closing.  At the Initial Closing each
           ---------------------------------
Purchaser shall deliver to the Company the purchase price for the respective Initial Shares to be acquired by such Purchaser by wire transfer of immediately available funds, and the Company shall deliver to such Purchaser one or more certificates representing its respective Initial Shares, which certificates shall be duly registered in such name as the Purchaser shall have specified to the Company prior to the Initial Closing.

     1.4.  Subsequent Purchase of Committed Shares.  Upon receipt by each
           ---------------------------------------
Purchaser of written notice from the Company (the "Drawdown Notice"), stating
                                                   ---------------
that the Company anticipates that the Merger is reasonably expected to be consummated within 20 days, such Purchaser shall, within 15 days after its receipt of the Drawdown Notice, purchase at a purchase price of $1,000 per share, all of the Committed Shares to be acquired by such Purchaser, as set forth on Exhibit A. The purchase of all the Committed Shares by all the
         ---------
Purchasers is referred to herein as the "Subsequent Purchase," and the
                                         -------------------
consummation of the Subsequent Purchase is referred to herein as the "Subsequent
                                                                      ----------
Closing."
-------

     1.5.  Certificate of Designations; HSR Filing.  On or prior to the
           ---------------------------------------
Subsequent Closing, (a) the Company shall have duly adopted and filed with the Secretary of State of the State of Delaware the Certificate, and (b) any waiting period, if applicable, under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), shall have terminated or expired.
                       -------

     1.6.  Deliveries at Subsequent Closing.  At the Subsequent Closing:
           --------------------------------

          1.6.1. The Company shall deliver to each Purchaser one or more certificates representing its respective Committed Shares;

          1.6.2. The Company shall deliver to each Purchaser a certificate, executed by the Secretary of the Company, dated the date of the Subsequent Closing, which certifies the resolutions adopted by the directors of the Company duly authorizing all transactions contemplated at the Subsequent Closing; and

          1.6.3. Each Purchaser shall deliver to the Company the purchase price for such Purchaser's respective Committed Shares by wire transfer of immediately available funds.

          For purposes of this Agreement, the Initial Closing and Subsequent Closing are sometimes referred to herein individually as a "Closing" and
                                                            -------
collectively as the "Closings."
                     --------

                                  ARTICLE II.

                      CERTAIN REPRESENTATIONS, WARRANTIES
                      -----------------------------------
                        AND AGREEMENTS OF THE PURCHASERS
                        --------------------------------

     Each Purchaser, severally and not jointly, hereby represents, warrants and agrees as follows:

     2.1.  Transfer Restrictions and Stock Legend.
           --------------------------------------

           2.1.1.  Acknowledgment.  Such Purchaser understands that (a) a
                   --------------
transfer of any of the Shares to be purchased by it hereunder will not be valid unless a Registration Statement under the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Act") is
                                                                      ---
in effect as to such transfer or in the opinion of counsel for the Company such registration is unnecessary in order for such transfer to comply with the Act; and (b) such Shares shall bear the legends set forth in the Stockholders Agreement.

           2.1.2.  Removal.  The Company will remove the restrictive legends
                   -------
referenced above upon request of such Purchaser provided that the restrictions described in such legends are no longer applicable and such Purchaser has provided the Company with evidence satisfactory to the Company that the conditions to the termination of such restrictions have been met.

     2.2.  Securities Unregistered.  Such Purchaser acknowledges that it has
           -----------------------
been advised that (a) the Shares to be acquired by it have not been registered under the Act, (b) such Shares must be held indefinitely, and such Purchaser must continue to bear the economic risk of the investment in such Shares, unless such Shares are registered under the Act or an exemption from such registration is available, (c) when and if such Shares may be disposed of without registration in reliance on Rule 144 under the Act, such disposition can be made only in limited amounts in accordance with the terms and conditions of said
Rule 144, and (d) a notation shall be made in the appropriate records of the Company indicating that such Shares are subject to restrictions on transfer and, subject to applicable provisions of this Agreement and the Stockholders Agreement, if the Company engages the services of a stock transfer agent for the Shares, appropriate stop transfer restrictions will be issued to such transfer agent with respect to the Shares.

     2.3.  Investment Representations.  Such Purchaser (a) is acquiring the
           --------------------------
Shares for investment for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof, except in compliance with applicable laws regulating securities; (b) was not organized for the purpose of acquiring the Shares; (c) does not have any contract, undertaking, agreement or arrangement with any Person (as defined below) to sell, transfer or grant participations to such Person or to any third Person, with respect to the Shares; (d) is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D under the Act, (e) has been given the opportunity to obtain any information or documents relating to, and to ask questions and receive answers about, the Company and the business and prospects of the Company which it deems necessary to evaluate the risks and merits related to its investment in the Shares, and (f) has a financial condition such that it can afford to bear the economic risk of holding the unregistered Shares for an indefinite period of time and has adequate means for providing for its current needs and contingencies. For purposes of this Agreement, "Person" shall mean
                                                           ------
any individual, partnership, limited liability company, corporation, joint venture, trust, unincorporated organization, or any other entity, or a government or any department, agency or political subdivision thereof.

     2.4.  Authority; Authorization; No Conflicts.  (i) Such Purchaser has full
           --------------------------------------
organizational power and authority to enter into this Agreement, the Stockholders Agreement and the Registration Rights Agreement, that such agreements have been duly authorized, executed and delivered by it, that all organizational action on the part of such Purchaser or its shareholders, partners or members necessary for the authorization, execution, delivery and performance of such agreements and the consummation of the transactions contemplated hereby and thereby have been taken, and that such agreements are the legal valid and binding obligations of such Purchaser, enforceable in accordance with their respective terms; and (ii) the execution, delivery and performance by such Purchaser of this Agreement, the Stockholders Agreement and the Registration Rights Agreement will not result in any violation of and will not conflict with, or result in a breach of any of the terms of or constitute a default under, any provision of federal or state law to which such Purchaser is subject, such Purchaser's governing documents or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which such Purchaser is a party or by which it is bound or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of its properties or its other assets.

     2.5.  Brokers, Intermediaries and Finder's Fees.  No finder, broker, agent,
           ------------------------------------------
financial adviser or other intermediary has acted on behalf of such Purchaser in connection with the purchase of the Shares to be acquired by it pursuant to this Agreement or the negotiation or consummation of this Agreement.

     2.6.  Survival of Purchaser' Representations and Warranties.  The
           -----------------------------------------------------
representations and warranties set forth in this Article 2 shall survive the Closings.

                                  ARTICLE III.
                      CERTAIN REPRESENTATIONS, WARRANTIES
                      -----------------------------------
                         AND AGREEMENTS OF THE COMPANY
                         -----------------------------

     The Company represents and warrants to the Purchasers as follows:

     3.1.  Organization, Standing, etc.  The Company is a corporation duly
           ---------------------------
organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and its other assets and to carry on its business as currently conducted, and to enter into this Agreement, the Registration Rights Agreement and the Stockholders Agreement. Attached hereto as Schedule 3.1A is a
                                                              -------------
complete and correct copy of the Certificate of Incorporation of the Company, and all amendments thereto, as the Certificate of Incorporation will be in effect at the Initial Closing, and attached hereto as Schedule 3.1B is a
                                                      -------------
complete and correct copy of the By-laws of the Company as they will be in effect at the Initial Closing. Except for the Certificate, as of the Initial Closing, no further amendment or modification of the Certificate of Incorporation or By-laws of the Company not set forth in Schedule 3.1A or
                                                         -------------
Schedule 3.1B has been authorized by the stockholders or Board of Directors of
-------------
the Company or is otherwise contemplated by the Company. As of the Initial Closing, the Company holds no equity interest in any Person. Since the date of its incorporation, the Company has not engaged in any activities other than in connection with negotiating the terms of the Merger Agreement and the transactions contemplated thereby and in connection with arranging the financing required to consummate the Merger and the other transactions contemplated by the Merger Agreement.

     3.2.  Qualification.  The Company is duly qualified or licensed and in good
           -------------
standing as a foreign corporation authorized to transact business in each jurisdiction where the conduct of its business or the ownership of its properties or other assets requires such qualification and the failure to be so qualified or licensed would have a material adverse effect on the assets, condition or business of the Company.

     3.3.  Authorization; No Conflicts.  All corporate action on the part of the
           ---------------------------
Company, its directors and stockholders necessary for the authorization, execution, delivery and performance by the Company of this Agreement, the Stockholders Agreement and the Registration Rights Agreement and for the authorization, offer, issuance and delivery of the Initial Shares has been taken and with respect to the Committed Shares, will be taken on or prior to the Subsequent Closing. Prior to the Subsequent Closing, the Company shall duly adopt and file the Certificate with the Secretary of State of Delaware. Each of this Agreement, the Stockholders Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each such agreement is the valid and binding obligation of the Company, enforceable in accordance with its terms. The execution, delivery and performance by the Company of this Agreement, the Stockholders Agreement and the Registration Rights Agreement, and the offer, issuance and delivery of the Shares will not result in any violation of, and will not conflict with or result in a breach of, any of the terms of, or constitute a default under, any provision of federal or state law to which the Company or any of its properties or its other assets is subject, the Company's Certificate of Incorporation (upon filing of the

Certificate), the Company's By-laws or any mortgage, indenture, instrument or material agreement, or judgment, decree, order, rule or regulation or other restriction to which the Company is a party or by which it is bound or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of its properties or its other assets.

     3.4.  Capitalization.  The authorized capital stock of the Company consists
           --------------
of 500,000 shares of common stock and 1,000,000 shares of preferred stock. Two classes of Common Stock have been authorized, being 475,000 shares of Class A Common Stock and 25,000 shares of Class B Common Stock. At the Initial Closing, no option, warrant or other right for the purchase of any shares of capital stock, or any security convertible or exchangeable therefor, of the Company is outstanding, except as contemplated by this Agreement and the Stockholders Agreement. All of the issued and outstanding shares of capital stock of the Company have been offered, issued and sold in compliance with the Act and all applicable state securities laws.

     3.5.  Authority and Validity of Issuance of Shares.  The Shares, when
           --------------------------------------------
issued and delivered in accordance with the terms hereof, will be duly authorized and validly issued, fully paid and nonassessable and free of preemptive rights.

     3.6.  The Offering.  Neither the Company nor anyone acting on behalf of the
           ------------
Company has directly or indirectly offered the Shares to be delivered to the Purchasers, any part thereof, or any similar security of the Company for delivery to, or solicited any offer from, anyone other than the Purchasers and other investors to whom such offers can be made without requiring the registration of the Shares under the Act or state securities laws.

     3.7.  Consents.  No consent, approval, order or authorization of, or
           --------
registration, qualification, designation, declaration or filing with, any Person is required in connection with the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby, other than filings pursuant to state and federal securities laws and the HSR Act and the filing of the Certificate with the Secretary of State of the State of Delaware.

     3.8.  Brokers, Intermediaries and Finder's Fees.  No finder, broker, agent,
           -----------------------------------------
financial adviser or other intermediary has acted on behalf of the Company in connection with the offering of the Shares pursuant to this Agreement or the negotiation or consummation of this Agreement. The Company hereby agrees to indemnify and to hold the Purchasers harmless of any claim, demand, liability or action for any commission or compensation in the nature of a finder's, broker's, advisory or placement fee payable to any Person for which the Company or any of its respective officers, directors, employees, partners, stockholders, agents or representatives are responsible and for the costs and expenses of defending against such liability or asserted liability.

     3.9.  Registration Rights.  Other than pursuant to the Stockholders
           -------------------
Agreement and the Registration Rights Agreement, the Company is not, as of the Initial Closing, under any obligation to register under the Act or state securities laws any of its then outstanding securities or any of its securities that may subsequently be issued pursuant to any then existing convertible or exercisable securities.

     3.10.  Stockholders Agreements.  Other than pursuant to this Agreement, the
            -----------------------
Stockholders Agreement and agreements with employees or prospective employees of the Company, as of the Initial Closing, there are no agreements among the Company and any of the Company's stockholders, in their capacities as such, or, to the knowledge of the Company, among any of the Company's stockholders.

     3.11.  Other Equity Securities.  The Company has not issued or agreed to
            -----------------------
issue any equity securities to any Person except (i) to the Purchasers as contemplated by this Agreement and (ii) issuances of equity securities (including rights to purchase equity securities) to employees or prospective employees of the Company on terms and conditions set forth on Schedule 3.11 (as
                                                              -------------
such terms and conditions as may be amended from time to time in accordance with the Stockholders Agreement) or otherwise in accordance with the Stockholders Agreement.

                                  ARTICLE IV.

                  COVENANTS OF THE COMPANY AND THE PURCHASERS
                  -------------------------------------------

     4.1.  Other Purchases; Most Favored Nation.  Prior to the Merger, the
           ------------------------------------
Company will not issue any equity securities to any Person, except for (i) issuances of Class A Common Stock and Series A Preferred Stock on the same terms and at the same price or a greater price as the Initial Shares are being issued, or the Committed Shares will be issued, pursuant to this Agreement, (ii) issuances of equity securities (including rights to purchase equity securities) to employees or prospective employees of the Company on terms set forth on
Schedule 3.11 (as such terms may be amended from time to time in accordance with
-------------
the Stockholders Agreement) or (iii) issuances in accordance with the Stockholders Agreement; provided that the Company may issue Class A Common Stock and Series A Preferred Stock at a lesser price than the Class A Common Stock and Series A Preferred Stock, as the case may be, if the Company pays the Purchasers the difference between the price paid pursuant to this Agreement and such lower price multiplied by the number of Initial Shares or Committed Shares, as the case may be, purchased by them.

     4.2.  Fees and Expenses; Break-Up Fees.  The Purchasers agree that the
           --------------------------------
Company may pay all fees and expenses incurred by or on behalf of the Company in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby, including, without limitation, the fees and expenses of counsel, accountants, consultants, financial advisors, any costs relating to the settlement or litigation of any disputes and other administrative costs ("Transaction Costs"). Each Purchaser shall be entitled to
                       -----------------
receive from the Company its pro rata, based on such Purchaser's dollar investments in the Company at the Initial Closing, share of the net amount of any break-up fee or damages received by the Company as a result of a breach or termination of the Merger Agreement.

     4.3.  Publicity.  Except as required by applicable law, the Company shall
           ---------
at no time use the name of any Purchaser or of any of its respective Affiliates in any press release or public statement without obtaining the prior written consent of such Purchaser. If such disclosure is required by applicable law, then the Company shall inform such Purchaser prior to such disclosure.

                                   ARTICLE V.

                                 MISCELLANEOUS
                                 -------------

     5.1.  Termination.  This Agreement may be terminated and the transactions
           -----------
contemplated hereby may be abandoned at any time:


          5.1.1. by either the Company or any Purchaser (as to itself but not other Purchasers), if by March 9, 1998, Persons agreeing hereunder to purchase an aggregate of at least $25 million in Series A Common Stock and $325 million in Series A Preferred Stock have not then yet executed this Agreement;

          5.1.2. by either the Company or any Purchaser (as to itself but not other Purchasers) if the Merger Agreement shall not have been entered into by March 9, 1998; or

          5.1.3. by either the Company or any Purchaser (as to itself but not other Purchasers) if the Merger Agreement shall have been terminated.

     5.2.  Effect of Termination.  In the event of the termination of this
           ---------------------
Agreement pursuant to Section 5.1, the Purchasers shall have no obligation to purchase the Committed Shares and this Agreement shall otherwise forthwith become void, and except for this Section 5.2, there shall be no liability on the part of any party. Upon the termination of this Agreement, the Company shall be dissolved and liquidated in accordance with Section 7.3 of the Stockholders Agreement.

     5.3.  No Assignment; Effect of Merger.  No party may assign any of its
           -------------------------------
rights or obligations under this Agreement without the prior written consent of the other parties hereto, except as permitted under the Stockholders Agreement. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy or claims under or with respect to this Agreement or any provision of this Agreement (other than a Person which has incurred Transaction Costs). Following consummation of the Merger, the term "Company" shall refer to the surviving corporation of the Merger.

     5.4.  Survival.  The representations and warranties made by the parties
           --------
shall survive the Closings. Except as otherwise expressly provided herein, the respective covenants of the parties hereto shall survive until the later of such time as all of the Shares cease to be outstanding or the termination of the Stockholders Agreement in accordance with its terms. All statements as to factual matters contained in any certificate or exhibit delivered by or on behalf of the Company pursuant hereto shall be deemed to be the representations and warranties of the Company hereunder as of such date of such certificate or exhibit.

     5.5.  Delays or Omissions.  No delay or omission to exercise any right,
           -------------------
power or remedy accruing to a party, upon any breach or default of the other party under this Agreement, shall impair any such right, power or remedy of the party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     5.6.  Notices.  Any notice required or permitted hereunder shall be given
           -------
in writing and shall be conclusively deemed effectively given (a) upon personal delivery to the person to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after deposit in the United States mail, by registered or certified mail, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt addressed as follows:

          (a)  If to the Company, to:

               American Cellular Corporation
               c/o Spectrum Equity Investors II, L.P.
               245 Lytton Avenue, Suite 175
               Palo Alto, CA  94301
               Phone:  650/464-4600
               Fax:  650/464-4601
               Attn:  Brion Applegate

               with a copy to:

               Latham & Watkins
               505 Montgomery Street, Suite 1900
               San Francisco, CA  94111
               Phone:  415/391-0600
               Fax:  415/395-8095
               Attn:  Scott R. Haber, Esq.

               or at such other addresses as the Company shall have specified by notice in writing to Purchasers; and

          (b) If to a Purchaser, delivered to the addresses set forth on the signature page hereto or at such other addresses as such Purchaser shall have specified by notice in writing to the Company.

     5.7.  Entire Agreement; Amendment.  This Agreement and the documents
           ---------------------------
referred to herein constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     5.8.  Specific Performance.  Each Purchaser and the Company acknowledges
           --------------------
that any violation of this Agreement will result in irreparable injury to the non-breaching party, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such violation would not be reasonable or adequate compensation to the non-breaching party for such a violation. Accordingly, each Purchaser and the Company agrees that if any of the Purchasers and/or the Company violates any provision of this Agreement, in addition to any other remedy which may be available at law or in equity, the non-breaching party shall be entitled to specific performance and injunctive relief, without posting bond or other security, and without the necessity of proving actual damages.

     5.9.  Severability.  In the event that any provision of this Agreement
           ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without such provision; provided that no such severability shall be effective if it materially changes the economic benefit of this agreement to any party.

     5.10.  Cross-References; Titles and Subtitles.  Unless expressly indicated
            --------------------------------------
to the contrary, all references in this Agreement to enumerated Articles, Sections, Schedules and Exhibits are to the respective Articles and Sections of, and Schedules and Exhibits to, this Agreement. All such Schedules and Exhibits are integral parts of this Agreement. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     5.11.  Non-Business Days.  If the last day for performance of any act or
            -----------------
the exercising of any right, as provided in this Agreement, shall not be a Business Day, such act may be performed or right exercised on the next succeeding Business Day, with the same force and effect as if done on the nominal day provided in this Agreement. For purposes of this Agreement, "Business Day" means a day other than a Saturday, Sunday or legal holiday or a
-------------
day on which banking institutions in New York City are required or authorized by law to close.

     5.12.  Applicable Law.  The laws of the State of Delaware shall govern the
            --------------
interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law.

     5.13.  Attorneys' Fees.  If any legal action or any arbitration or other
            ---------------
proceeding is brought for the enforcement of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

     5.14.  Counterparts; Effectiveness.  This Agreement may be executed in any
            ---------------------------
number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. This Agreement shall become a legally binding and effective obligation of each Purchaser upon such Purchaser's execution and delivery of this Agreement and the execution and delivery of the Merger Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

THE COMPANY:

AMERICAN CELLULAR CORPORATION,
a Delaware corporation

By:  /s/Brion Applegate
     ------------------
     Name: Brion Applegate
     Title: Chairman and CEO

Address:  245 Lytton Avenue, Suite 175
          Palo Alto, CA 94301
          Fax:  (415) 464-4601
          Attention:  Brion Applegate

THE STOCKHOLDERS:

SPECTRUM EQUITY INVESTORS II, L.P.,
a Delaware limited partnership

By:  Spectrum Equity Associates II, L.P., its Managing General Partner
     Name: /s/Brion Applegate
           ------------------
     Title: Managing General Partner

Address:  245 Lytton Avenue, Suite 175
          Palo Alto, CA 94301
          Fax:  (415) 464-4601
          Attention:  Brion Applegate

PROVIDENCE EQUITY PARTNERS L.P.,
a Delaware limited partnership

     By:  PROVIDENCE EQUITY PARTNERS, L.L.C.,
          its general partner

By:  /s/ Jonathan M. Nelson
     ----------------------
     Name: ________________
     Title: _______________

Address:  50 Kennedy Plaza
          900 Fleet Center
          Providence, RI 02903
          Fax:  (401) 751-1790
          Attention:  Jonathan M. Nelson
                      Mark Pelson

TANDEM WIRELESS INVESTMENTS, L.P.,
a Delaware limited partnership

     By:  LIVE CYCLES HOLDINGS CO.
     Its General Partner

     By:  /s/ Lynn McDonald
          -----------------
          Lynn McDonald
          Title:  Vice President and Secretary

     By:  /s/ Pierre Belanger
          -------------------
          Pierre Belanger
          Title:  President

21st CENTURY COMMUNICATIONS PARTNERS, L.P.

     By:  Sandler Investment Partners, L.P.
          General Partner

     By:  Sandler Capital Management
          General Partner

     By:  MJDM CORP., a General Partner

     By:  /s/ Ed Grinacoff
          ----------------
          Name:  Ed Grinacoff
          Title:  President

Address:  767 Fifth Avenue, 45th Floor
          New York, New York 10153
          Fax:  (212) 826-0280
          Attention:  Michael Marocco
                      Douglas Schimmel

21st CENTURY COMMUNICATIONS T-E, L.P.

     By:  Sandler Investment Partners, L.P.
          General Partner

     By:  Sandler Capital Management
          General Partner

     By:  MJDM CORP., a General Partner

     By:  /s/ Ed Grinacoff
          ----------------
          Name:  Ed Grinacoff
          Title:  President

Address:  767 Fifth Avenue, 45th Floor
          New York, New York 10153
          Fax:  (212) 826-0280
          Attention:  Michael Marocco
                      Douglas Schimmel

21st CENTURY COMMUNICATIONS FOREIGN PARTNERS, L.P.

     By:  Sandler Investment Partners, L.P.
          General Partner

     By:  Sandler Capital Management
          General Partner

     By:  MJDM CORP., a General Partner

     By:  /s/ Ed Grinacoff
          ----------------
          Name:  Ed Grinacoff
          Title:  President

Address:  767 Fifth Avenue, 45th Floor
          New York, New York 10153
          Fax:  (212) 826-0280
          Attention:  Michael Marocco
                      Douglas Schimmel

SANDLER CAPITAL PARTNERS IV, L.P.

     By:  Sandler Investment Partners, L.P.
          General Partner

     By:  Sandler Capital Management
          General Partner

     By:  MJDM CORP., a General Partner

     By:  /s/ Ed Grinacoff
          ----------------
          Name:  Ed Grinacoff
          Title:  President

Address:  767 5th Avenue, 45th Floor
          New York, New York 10153
          Fax:
          Attention:

SANDLER CAPITAL PARTNERS IV, FTE, L.P.

     By:  Sandler Investment Partners, L.P.
          General Partner

     By:  Sandler Capital Management
          General Partner

     By:  MJDM CORP., a General Partner

     By:  /s/ Ed Grinacoff
          ----------------
          Name:  Ed Grinacoff
          Title:  President

Address:  767 5th Avenue, 45th Floor
          New York, New York 10153
          Fax:  (212) 826-0280
          Attention:  Michael Marocco
                      Douglas Schimmel

TRIUMPH PARTNERS III, L.P.,
a  Delaware limited partnership

     By:  Triumph III Advisors, L.P.
          General Partner

     By:  Triumph III Advisors, Inc.
          General Partner

By:  /s/ Jeffrey M. Lane
     -------------------
     Name:  Jeffrey M. Lane
     Title:  Managing Director

Address:  100 California Street, Suite 756
          San Francisco, CA 94111
          Fax:  (415) 391-8222
          Attention:  Jeffrey M. Lane

TRIUMPH III INVESTORS, L.P.,
a  Delaware limited partnership

     By:  Triumph III Advisors, Inc.
          General Partner

By:  /s/ Jeffrey M. Lane
     -------------------
     Name:  Jeffrey M. Lane
     Title: Managing Director

Address:  100 California Street, Suite 756
          San Francisco, CA 94111
          Fax:  (415) 391-8222
          Attention:  Jeffrey M. Lane

TORONTO DOMINION INVESTMENTS, INC.,
a Delaware corporation

By:  /s/ Christopher J. Shipman
     --------------------------
     Name:  Christopher J. Shipman
     Title: Vice President

Address:  909 Fannin Street, Suite 1700
          Houston, Texas 77010
          Fax:  (713) 652-2647
          Attention:  Martha Gariepy

FIRST UNION CAPITAL PARTNERS, INC.,
a Virginia corporation

By:  /s/ L.W. Hamrick III
     --------------------
     Name:  L.W. Hamrick III
     Title: Senior Vice President

Address:  301 South College Street
          Charlotte, N.C. 28288
          Fax:  (704) 374-6711
          Attention:  Watts Hemrick

HARBOURVEST PARTNERS V - Direct Fund L.P., a Delaware limited partnership


     By:  HVP V - Direct Associates LLC
          its General Partner

     By:  HARBOURVEST PARTNERS, LLC
          its Managing Member


By:  /s/ William A. Johnston
     -----------------------
     Name: William A. Johnston
     Title: Managing Director


Address:  One Financial Center, 44th Floor
          Boston, MA 0911
          Fax:  (617) 350-0805
          Attention:  William Johnston

INFORMATION ASSOCIATES, L.P.


     By:  TRIDENT CAPITAL MANAGEMENT, L.L.C.
          its general partner


By:  /s/ Donald R. Dixon
     -------------------
     Name:  Donald R. Dixon
     Title: President

Address:  2480 Sand Hill Road
          Menlo Park, CA 94025
          Fax:  (650) 233-4333
          Attention:  Don Dixon

INFORMATION ASSOCIATES-II, L.P.

By:  /s/ Donald R. Dixon
     -------------------
     Name:  Donald R. Dixon
     Title: President

Address:  2480 Sand Hill Road
          Menlo Park, CA 94025
          Fax:  (650) 233-4333
          Attention:  Don Dixon

IA-II AFFILIATES FUND, L.L.C.

By:  /s/ Donald R. Dixon
     -------------------
     Name:  Donald R. Dixon
     Title: President

Address:  2480 Sand Hill Road
          Menlo Park, CA 94025
          Fax:  (650) 233-4333
          Attention:  Don Dixon

INFORMATION ASSOCIATES, C.V.


     By:  TRIDENT CAPITAL MANAGEMENT, L.L.C.
          its investment general partner

By:  /s/ Donald R. Dixon
     -------------------
     Name:  Donald R. Dixon
     Title: President

Address:  2480 Sand Hill Road
          Menlo Park, CA 94025
          Fax:  (650) 233-4333
          Attention:  Don Dixon

TRIDENT CAPITAL MANAGEMENT-II, L.L.C.

By:  /s/ Donald R. Dixon
     -------------------
     Name:  Donald R. Dixon
     Title: President

Address:  2480 Sand Hill Road
          Menlo Park, CA 94025
          Fax:  (650) 233-4333
          Attention:  Don Dixon

WESTPOOL INVESTMENT TRUST,
a limited company organized under the laws of England and Wales



By:  /s/ Robert A. Rayne
     -------------------
     Name: Robert A. Rayne
     Title: Director

Address:  c/o London Merchant Securities plc
          Carlton House
          33 Robert Adam Street
          London, England WIM5AH
          Fax:  011-44-171-935-3737
          Attention:  Hon. Robert A. Rayne
                      Debra Schneider
                      Michael Waldron
                      Iain MacPhail

SG CAPITAL PARTNERS, LLC



By:  /s/ Elan A. Schultz
     -------------------
     Name: Elan A. Schultz
     Title: Managing Director

Address:  1221 Avenue of the Americas
          New York, New York  10020
          Fax:  (212) 278-5454
          Attention:  Elan Schultz

MERRILL LYNCH KECALP L.P. 1997,
a Delaware limited partnership

By:  /s/ Edward J. Higgins
     ---------------------
     Name: Edward J. Higgins
     Title: Managing Director

Address:  World Financial Center
          225 Liberty Street
          South Tower, 23rd Floor
          New York, NY 10080-6123
          Fax:  (212) 236-7364
          Attention:  Andrew Kaufman

KECALP, INC.,
a Delaware corporation

By:  /s/ Edward J. Higgins
     ---------------------
     Name: Edward J. Higgins
     Title: Managing Director

Address:  World Financial Center
          225 Liberty Street
          South Tower, 23rd Floor
          New York, NY 10080-6123
          Fax:  (212) 236-7364
          Attention:  Andrew Kaufman

WEBER FAMILY TRUST dated 1/6/89,
a California family trust

By:  /s/ Eugene M. Weber
     -------------------
     Name: Eugene M. Weber
     Title: Trustee

Address:  50 California Street, Suite 3200
          San Francisco, CA 94111
          Fax:  (415) 788-6763
          Attention:  Eugene M. Weber

LION INVESTMENTS LIMITED,
a limited company organized under the laws of England and Wales

By:  /s/ Robert A. Rayne
     -------------------
     Name: Robert A. Rayne
     Title: Director

Address:  c/o London Merchant Securities plc
          Carlton House
          33 Robert Adam Street
          London, England WIM5AH
          Fax:  011-44-171-935-3737
          Attention:  Hon. Robert A. Rayne
                      Debra Schneider
                      Michael Waldron
                      Iain MacPhail

GENERATION CAPITAL PARTNERS L.P.
By:  Generation Partners L.P.,
     its General Partner

     By:  Generation Capital Company LLC
          its General Partner

     By:  /s/ John Hawkins
          ----------------
          John Hawkins
          Managing Director
          600 Montgomery Street, Suite 3900
          San Francisco, California 94111
          Fax:  (415) 646-8625
          Attention:  John Hawkins

STATE BOARD OF ADMINISTRATION OF FLORIDA
By:  Generation Partners L.P.,
     its General Partner

     By:  Generation Capital Company LLC
          its General Partner

     By:  /s/ John Hawkins
          ----------------
          John Hawkins
          Managing Director
          600 Montgomery Street, Suite 3900
          San Francisco, California 94111
          Fax:  (415) 646-8625
          Attention:  John Hawkins

GENERATION PARALLEL MANAGEMENT PARTNERS L.P.
By:  Generation Partners L.P.,
     its General Partner

     By:  Generation Capital Company LLC
          its General Partner

     By:  /s/ John Hawkins
          ----------------
          John Hawkins
          Managing Director
          600 Montgomery Street, Suite 3900
          San Francisco, California 94111
          Fax:  (415) 646-8625
          Attention:  John Hawkins

GENERATION PARTNERS



By:  ___________________________
     Name: _____________________
     Title: ______________________

Address:  600 Montgomery Street, Suite 3900
          San Francisco, California 94111
          (415) 646-8625
          Attention:  John Hawkins



By:  /s/ John Fujii
     --------------
     Name: JOHN D. FUJII

Address:  232 East Thorndale Avenue
          Roselle, IL 60172


By:  /s/ Brian McTernan
     ------------------
     Name: BRIAN McTERNAN

Address:  1201 Barclay Circle
          Barrington, IL 60010

                                SCHEDULE 3.1A
                                -------------

                          CERTIFICATE OF AMENDMENT OF

                          CERTIFICATE OF INCORPORATION

                   BEFORE PAYMENT OF ANY PART OF THE CAPITAL

                                       OF

                        LIVEWIRE ACQUISITION CORPORATION


     It is hereby certified that:

     1. The name of the corporation (hereinafter called the "Corporation") is Livewire Acquisition Corporation.

     2.  The Corporation has not received any payment for any of its stock.

     3. The Certificate of Incorporation of the Corporation is hereby amended by striking out Article I thereof and by substituting in lieu of said Article the following new Article I:

                                   "ARTICLE I
                                    ---------

     The name of the corporation (the "Corporation") is:

                         American Cellular Corporation"


     4. The amendment of the Certificate of Incorporation of the Corporation herein certified was duly adopted, pursuant to the provisions of Section 241 of the General Corporation Law of the State of Delaware, by the sole incorporator, no directors having been named in the Certificate of Incorporation and no directors having been elected.

Signed on March 2, 1998.


                                        /s/ Howard P. Young
                                        -------------------------
                                        Howard P. Young,
                                        Sole Incorporator

                         CERTIFICATE OF INCORPORATION

                                      OF

                       LIVEWIRE ACQUISITION CORPORATION



                                   ARTICLE I
                                   ---------

     The name of the corporation (the "Corporation") is:

                       Livewire Acquisition Corporation


                                   ARTICLE II
                                   ----------

     The address of its registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle, 19805. The name of its registered agent at such address is Corporation Service Company.


                                  ARTICLE III
                                  -----------

     The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.


                                   ARTICLE IV
                                   ----------

     The total number of shares of stock which the Corporation shall have authority to issue is one million (1,000,000), of which five hundred thousand (500,000) shall be Common Stock, $.01 par value, and five hundred thousand (500,000) shall be Preferred Stock, $.01 par value. Four hundred seventy-five (475,000) shares of Common Stock shall be designated voting Class A Common Stock, and twenty-five thousand (25,000) shares of Common Stock shall be designated non-voting Class B Common Stock.

     All shares of Class A Common Stock and Class B Common Stock shall be identical in every respect, except that the non-voting Class B Common Stock shall carry no right to vote for the election of directors, and no right to vote on any matter presented to the stockholders for their vote or approval, except only as the laws of the State of Delaware shall require that voting rights be granted to such non-voting shares.

     The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article IV, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

     The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

     (a) The number of shares constituting that series and the distinctive designation of that series;

     (b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

     (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

     (d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

     (e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

     (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

     (g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

     (h) Any other relative rights, preferences and limitations of that series.

     Dividends on outstanding shares of Preferred Stock shall be paid or declared and set apart for payment before any dividends shall be paid or declared and set apart for payment on the common shares with respect to the same dividend period.

     If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

                                   ARTICLE V
                                   ---------

     The name and mailing address of the incorporator is:

                               Howard P. Young
                               Latham & Watkins
                               505 Montgomery Street
                               Suite 1900
                               San Francisco, CA  94111

                                   ARTICLE VI
                                   ----------

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the By-laws of the Corporation.


                                  ARTICLE VII
                                  -----------

     Election of directors need not be by written ballot unless the By-laws of the Corporation shall so provide.


                                  ARTICLE VIII
                                  ------------

     No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 26th day of February, 1998.


                                /s/ Howard P. Young
                                ----------------------------
                                Howard P. Young,
                                Incorporator

                                 SCHEDULE 3.1B
                                 -------------

                                    BYLAWS

                                       OF

                         AMERICAN CELLULAR CORPORATION

                                     BYLAWS

                                       OF

                         AMERICAN CELLULAR CORPORATION

                               TABLE OF CONTENTS
                               -----------------

                                                                     Page
                                                                     ----
ARTICLE I.  OFFICES.................................................... 1
            -------
     Section 1. REGISTERED OFFICES..................................... 1
     Section 2. OTHER OFFICES.......................................... 1
ARTICLE II.  MEETINGS OF STOCKHOLDERS.................................. 1
             ------------------------
     Section 1. PLACE OF MEETINGS...................................... 1
     Section 2. ANNUAL MEETING OF STOCKHOLDERS......................... 1
     Section 3. QUORUM; ADJOURNED MEETINGS AND NOTICE THEREOF.......... 1
     Section 4. VOTING................................................. 2
     Section 5. PROXIES................................................ 2
     Section 6. SPECIAL MEETINGS....................................... 2
     Section 7. NOTICE OF STOCKHOLDERS' MEETINGS....................... 2
     Section 8. MAINTENANCE AND INSPECTION OF STOCKHOLDER LIST......... 2
     Section 9. STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A
                MEETING................................................ 3
ARTICLE III.  DIRECTORS................................................ 3
              ---------
     Section 1. THE NUMBER OF DIRECTORS................................ 3
     Section 2. VACANCIES.............................................. 3
     Section 3. POWERS................................................. 4
     Section 4. PLACE OF DIRECTORS' MEETINGS........................... 4
     Section 5. REGULAR MEETINGS....................................... 4
     Section 6. SPECIAL MEETINGS....................................... 4
     Section 7. QUORUM................................................. 4
     Section 8. SUPERMAJORITY VOTING................................... 4
     Section 9. ACTION WITHOUT MEETING................................. 6
     Section 10. TELEPHONIC MEETINGS................................... 6
     Section 11. COMMITTEES OF DIRECTORS............................... 6
     Section 12. MINUTES OF COMMITTEE MEETINGS......................... 6
     Section 13. COMPENSATION OF DIRECTORS............................. 6
ARTICLE IV.  OFFICERS.................................................. 7
             --------
     Section 1. OFFICERS............................................... 7
     Section 2. ELECTION OF OFFICERS................................... 7
     Section 3. SUBORDINATE OFFICERS................................... 7
     Section 4. COMPENSATION OF OFFICERS............................... 7
     Section 5. TERM OF OFFICE; REMOVAL AND VACANCIES.................. 7
     Section 6. CHAIRMAN OF THE BOARD.................................. 7
     Section 7. PRESIDENT.............................................. 7
     Section 8. VICE PRESIDENTS........................................ 8
     Section 9. SECRETARY.............................................. 8

     Section 10. ASSISTANT SECRETARY....................................8
     Section 11. TREASURER..............................................8
     Section 12. ASSISTANT TREASURER....................................8
ARTICLE V.  INDEMNIFICATION OF DIRECTORS AND OFFICERS...................9
            -----------------------------------------
ARTICLE VI.  INDEMNIFICATION OF EMPLOYEES AND AGENTS...................11
             ---------------------------------------
ARTICLE VII.  CERTIFICATES OF STOCK....................................11
              ---------------------
     Section 1. CERTIFICATES...........................................11
     Section 2. SIGNATURES ON CERTIFICATES.............................11
     Section 3. STATEMENT OF STOCK RIGHTS, PREFERENCES, PRIVILEGES.....11
     Section 4. LOST CERTIFICATES......................................12
     Section 5. TRANSFERS OF STOCK.....................................12
     Section 6. FIXED RECORD DATE......................................12
     Section 7. REGISTERED STOCKHOLDERS................................12
ARTICLE VIII.  GENERAL PROVISIONS......................................13
               ------------------
     Section 1. DIVIDENDS..............................................13
     Section 2. PAYMENT OF DIVIDENDS; DIRECTORS' DUTIES................13
     Section 3. CHECKS.................................................13
     Section 4. FISCAL YEAR............................................13
     Section 5. CORPORATE SEAL.........................................13
     Section 6. MANNER OF GIVING NOTICE................................13
     Section 7. WAIVER OF NOTICE.......................................13
     Section 8. ANNUAL STATEMENT.......................................14
ARTICLE IX.  AMENDMENTS................................................14
             ----------
     Section 1. AMENDMENT BY DIRECTORS OR STOCKHOLDERS.................14

                                    BY-LAWS

                                      OF

                         AMERICAN CELLULAR CORPORATION

                                  ARTICLE I.

                                    OFFICES
                                    -------

     Section 1. REGISTERED OFFICES. The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.

     Section 2. OTHER OFFICES. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                  ARTICLE II.

                            MEETINGS OF STOCKHOLDERS
                            ------------------------

     Section 1. PLACE OF MEETINGS. Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the Board of Directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

     Section 2. ANNUAL MEETING OF STOCKHOLDERS. The annual meeting of stockholders shall be held each year on a date and a time designated by the Board of Directors. At each annual meeting directors shall be elected and any other proper business may be transacted.

     Section 3. QUORUM; ADJOURNED MEETINGS AND NOTICE THEREOF. A majority of the stock issued and outstanding and entitled to vote at any meeting of stockholders, the holders of which are present in person or represented by proxy, shall constitute a quorum for the transaction of business except as otherwise provided by law, by the Certificate of Incorporation, or by these Bylaws. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum and the votes present may continue to transact business until adjournment. If, however, such quorum shall not be present or represented at any meeting of the stockholders, a majority of the voting stock represented in person or by proxy may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat.

     Section 4. VOTING. When a quorum is present at any meeting, in all matters other than the election of directors, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes, or the Certificate of Incorporation, or these Bylaws, a different vote is required in which case such express provision shall govern and control the decision of such question. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

     Section 5. PROXIES. At each meeting of the stockholders, each stockholder having the right to vote may vote in person or may authorize another person or persons to act for him by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting, unless said instrument provides for a longer period. All proxies must be filed with the Secretary of the corporation at the beginning of each meeting in order to be counted in any vote at the meeting. Each stockholder shall have one vote for each share of stock having voting power, registered in his name on the books of the corporation on the record date set by the Board of Directors as provided in Article VII, Section 6 hereof.

     Section 6. SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose, or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the President and shall be called by the President or the Secretary at the request in writing of a majority of the Board of Directors. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     Section 7. NOTICE OF STOCKHOLDERS' MEETINGS. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The written notice of any meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

     Section 8. MAINTENANCE AND INSPECTION OF STOCKHOLDER LIST. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Section 9. STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by this Section 9 to the corporation, written consents signed by a sufficient number of holders to take action are delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                  ARTICLE III.

                                   DIRECTORS
                                   ---------

     Section 1. THE NUMBER OF DIRECTORS. The number of directors which shall constitute the whole Board shall be not less than three (3) nor more than fifteen (15), the number thereof to be determined from time to time by resolution of the Board of Directors. The directors need not be stockholders. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified; provided, however, that unless otherwise restricted by the Certificate of Incorporation or by law, any director or the entire Board of Directors may be removed, either with or without cause, from the Board of Directors at any meeting of stockholders by a majority of the stock represented and entitled to vote thereat.

     Section 2. VACANCIES. Vacancies on the Board of Directors by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. The directors so chosen shall hold office until the next annual election of directors and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

     Section 3. POWERS. The property and business of the corporation shall be managed by or under the direction of its Board of Directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

     Section 4. PLACE OF DIRECTORS' MEETINGS. The directors may hold their meetings and have one or more offices, and keep the books of the corporation outside of the State of Delaware.

     Section 5. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board.

     Section 6. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the President on forty-eight hours' notice to each director, either personally or by mail or by telegram; special meetings shall be called by the President or the Secretary in like manner and on like notice on the written request of two directors unless the Board consists of only one director; in which case special meetings shall be called by the President or Secretary in like manner or on like notice on the written request of the sole director. Notice of a meeting need not be given to any director who signs a waiver of notice, whether before or after the meeting. The attendance by any director at a meeting, without protesting either prior thereto or at its commencement the lack of notice of such meeting, shall constitute a waiver of notice by him. Any notice or waiver of notice of a meeting of the board of directors need not specify the purpose of the meeting.

     Section 7. QUORUM. At all meetings of the Board of Directors a majority of the authorized number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which there is a quorum, shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these Bylaws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. If only one director is authorized, such sole director shall constitute a quorum.

     Section 8. SUPERMAJORITY VOTING. In addition to the act of the majority of the directors present at a meeting at which a quorum is present, from and after the date of execution of that certain Stock Purchase Agreement to be entered into between the corporation and the investors named therein with respect to, among other things, the initial capitalization of the corporation (the "Stock Purchase Agreement"), the following shall require the affirmative vote of at least five (5) directors designated pursuant to Section 5.1 of the Stockholders Agreement (as defined in Article VIII, Section 9 below) by the Stockholders (as defined therein):

          (i) the disposition of assets (in a single transaction or a series of related transactions) in an amount in excess of $5,000,000;

          (ii) the entry into any transaction which would result in a Change of Control of the corporation, where "Change of Control" means (i) any sale, transfer or other conveyance, whether direct or indirect, of a majority of the fair market value of the assets of the corporation, in one transaction or a series of related transactions, to any "person" or "group" (as such terms are used for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, whether or not applicable), (ii) any "person" or "group" (as such terms are used for purposes of such Section 13(d)) is or becomes the "beneficial owner," directly or indirectly, of more than 50% of the total equity in the aggregate of all classes of capital stock of the corporation then outstanding normally entitled to vote in elections of directors, or (iii) during any period of 12 consecutive months after an initial public offering, individuals who at the beginning of any such 12-month period constituted the Board of Directors (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the corporation was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office;

          (iii) the approval of a voluntary dissolution or liquidation of the corporation;

          (iv) the declaration or payment of any dividends on, or the incurrence of any obligation to make any other distribution in respect of, outstanding equity interests of the corporation;

          (v) the incurring of, entry into or commitment to any indebtedness, in an aggregate principal amount in excess of $5,000,000 (except for incurrence of indebtedness to finance a merger) in a single transaction or series of related transactions;

          (vi) any acquisition of assets (in a single transaction or a series of related transaction) in an amount in excess of $5,000,000;

          (vii) any amendment to the Certificate of Incorporation or these Bylaws;

          (viii) the repurchase or redemption of the corporation's capital stock from a stockholder in an amount not equal to such stockholder's pro rata ownership of such capital stock;

          (ix)   any change in the number of directors;

          (x) the removal or appointment of any senior executives, including the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer;

          (xi) any issuance of additional shares of capital stock of the corporation or any rights, options, warrants or other instruments convertible or exchangeable therefor, other than the issuance of shares of capital stock contemplated by the Stock Purchase Agreement;

          (xii) any transaction with an affiliate with a value in excess of $250,000; and

          (xiii) sentering into any other contract or arrangement material to the Company.

     Section 9. ACTION WITHOUT MEETING. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

     Section 10. TELEPHONIC MEETINGS. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

     Section 11. COMMITTEES OF DIRECTORS. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each such committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but the acts of any such committee shall be subject to the provisions of Section 8 of this Article, and no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the Bylaws of the corporation; and, unless the resolution or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

     Section 12. MINUTES OF COMMITTEE MEETINGS. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

     Section 13. COMPENSATION OF DIRECTORS. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                  ARTICLE IV.

                                    OFFICERS
                                    --------

     Section 1. OFFICERS. The officers of this corporation shall be chosen by the Board of Directors and shall include a Chairman of the Board of Directors or a President, or both, and a Secretary. The corporation may also have at the discretion of the Board of Directors such other officers as are desired, including a Vice-Chairman of the Board of Directors, a Chief Executive Officer, a Treasurer, one or more Vice Presidents, one or more Assistant Secretaries and Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article. In the event there are two or more Vice Presidents, then one or more may be designated as Executive Vice President, Senior Vice President, or other similar or dissimilar title. At the time of the election of officers, the directors may by resolution determine the order of their rank. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws otherwise provide.

     Section 2. ELECTION OF OFFICERS. The Board of Directors, at its first meeting after each annual meeting of stockholders, shall choose the officers of the corporation.

     Section 3. SUBORDINATE OFFICERS. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

     Section 4. COMPENSATION OF OFFICERS. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors.

     Section 5. TERM OF OFFICE; REMOVAL AND VACANCIES. The officers of the corporation shall hold office until their successors are chosen and qualify in their stead. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. If the office of any officer or officers becomes vacant for any reason, the vacancy shall be filled by the Board of Directors.

     Section 6. CHAIRMAN OF THE BOARD. The Chairman of the Board, if such an officer be elected, shall, if present, preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by these Bylaws. If there is no President, the Chairman of the Board shall in addition be the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in Section 7 of this Article IV.

     Section 7. PRESIDENT. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the Chief Executive Officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. He shall be an ex-officio member of all committees and shall have the general powers and duties of management usually vested in the office of President and Chief Executive Officer of corporations, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

     Section 8. VICE PRESIDENTS. In the absence or disability of the President, the Vice Presidents in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall have such other duties as from time to time may be prescribed for them, respectively, by the Board of Directors.

     Section 9. SECRETARY. The Secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose; and shall perform like duties for the standing committees when required by the Board of Directors. He shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or these Bylaws. He shall keep in safe custody the seal of the corporation, and when authorized by the Board, affix the same to any instrument requiring it, and when so affixed it shall be attested by his signature or by the signature of an Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

     Section 10. ASSISTANT SECRETARY. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, or if there be no such determination, the Assistant Secretary designated by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     Section 11. TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys, and other valuable effects in the name and to the credit of the corporation, in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the corporation. If required by the Board of Directors, he shall give the corporation a bond, in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors, for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

     Section 12. ASSISTANT TREASURER. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors, or if there be no such determination, the Assistant Treasurer designated by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                                   ARTICLE V.

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS
                   -----------------------------------------

     (a) The corporation shall indemnify to the maximum extent permitted by law any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     (b) The corporation shall indemnify to the maximum extent permitted by law any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of

Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

     (c) To the extent that a director or officer of the corporation shall be successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     (d) Any indemnification under paragraphs (a) and (b) (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (3) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (4) by the stockholders. The corporation, acting through its Board of Directors or otherwise, shall cause such determination to be made if so requested by any person who is indemnifiable under this Article V.

     (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article V.

     (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Article V shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

     (g) The Board of Directors may authorize, by a vote of a majority of a quorum of the Board of Directors, the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article V.

     (h) For the purposes of this Article V, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers so that any person who is or was a director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article V with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     (i) For purposes of this section, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include service as a director or officer of the corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this section.

     (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (k) The corporation shall be required to indemnify a person in connection with an action, suit or proceeding (or part thereof) initiated by such person only if the action, suit or proceeding (or part thereof) was authorized by the Board of Directors of the corporation.

                                  ARTICLE VI.

                    INDEMNIFICATION OF EMPLOYEES AND AGENTS
                    ---------------------------------------

     The corporation may indemnify every person who was or is a party or is or was threatened to be made a party to any action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was an employee or agent of the corporation or, while an employee or agent of the corporation, is or was serving at the request of the corporation as an employee or agent or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including counsel fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, to the extent permitted by applicable law.

                                  ARTICLE VII.

                             CERTIFICATES OF STOCK
                             ---------------------

     Section 1. CERTIFICATES. Every holder of stock of the corporation shall be entitled to have a certificate signed by, or in the name of the corporation by, the Chairman or Vice Chairman of the Board of Directors, or the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer of the corporation, certifying the number of shares represented by the certificate owned by such stockholder in the corporation.

     Section 2. SIGNATURES ON CERTIFICATES. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

     Section 3. STATEMENT OF STOCK RIGHTS, PREFERENCES, PRIVILEGES. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     Section 4. LOST CERTIFICATES. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     Section 5. TRANSFERS OF STOCK. Upon surrender to the corporation, or the transfer agent of the corporation, of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     Section 6. FIXED RECORD DATE. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders, or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date which shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.

     Section 7. REGISTERED STOCKHOLDERS. The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Delaware.

                                 ARTICLE VIII.

                               GENERAL PROVISIONS
                               ------------------

     Section 1. DIVIDENDS. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

     Section 2. PAYMENT OF DIVIDENDS; DIRECTORS' DUTIES. Before payment of any dividend there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interests of the corporation, and the directors may abolish any such reserve.

     Section 3. CHECKS. All checks or demands for money and notes of the corporation shall be signed by such officer or officers as the Board of Directors may from time to time designate.

     Section 4. FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

     Section 5. CORPORATE SEAL. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     Section 6. MANNER OF GIVING NOTICE. Whenever, under the provisions of the statutes or of the Certificate of Incorporation or of these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

     Section 7. WAIVER OF NOTICE. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

     Section 8. ANNUAL STATEMENT. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

     Section 9.  STOCKHOLDERS AGREEMENT.

     If any conflict shall exist between the provisions of these Bylaws and the provisions of that certain Stockholders Agreement to be entered into among the corporation and the initial equity investors of the corporation, as amended from time to time (the "Stockholders Agreement"), the provisions of the Stockholders Agreement shall control. In the event the Stockholders Agreement and the Stock Purchase Agreement are not executed and delivered the provisions of Article III,
Section 8 and any references thereto herein shall be null and void.

                                  ARTICLE IX.

                                  AMENDMENTS
                                  ----------

     Section 1.  AMENDMENT BY DIRECTORS OR STOCKHOLDERS. Subject to Article III,
Section 8 hereof, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the Certificate of Incorporation at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal Bylaws is conferred upon the Board of Directors by the Certificate of Incorporation, it shall not divest or limit the power of the stockholders to adopt, amend or repeal Bylaws. Notwithstanding the foregoing, Article VIII, Section 9 may not be amended or repealed while the Stockholders Agreement is in effect.

                            CERTIFICATE OF SECRETARY

     I, the undersigned, do hereby certify:

     (1) That I am the duly elected and acting Secretary of American Cellular Corporation, a Delaware corporation; and

     (2) That the foregoing bylaws constitute the bylaws of said corporation as duly adopted by the written consent of the Incorporator of said corporation as of March 2, 1998.

     IN WITNESS WHEREOF, I have hereunto subscribed my name this 2nd day of March, 1998.


                              /s/ Jonathan Nelson
                              _______________________________
                              Jonathan Nelson,
                              Secretary

                                 Schedule 3.11
                                 -------------


 .    13,587 shares of Class B Common Stock issued to Fujii and McTernan at the closing of the Merger (represents 5% of fully diluted common stock); non-voting common stock

 .    Nominal Price per Share ($10 per share)

 .    Same rights and privileges as Class A Common Stock (other than Class B is non-voting)

 .    4 years linear "negative vesting" (i.e., forfeiture of shares if leave before fourth anniversary)

 .    acceleration of vesting upon change of control

 .    Fujii and McTernan on board (2 of 8 members)

 .    $375,000 compensation; no management fee

 .    Fujii and McTernan obligated to invest $3,500,000 in Common Stock and
     Preferred Stock (of which $1,000,000 each will not be invested until Acme Paging L.P. is liquidated).


     Stock Options for Other Key Employees
     -------------------------------------

 .    pool of 8,152 shares of Class B Common Stock (represents 3% of the fully diluted common stock) issued after the Merger to key employees other than John D. Fujii and Brian McTernan.


American  Cellular Corporation                                                             Exhibit A
List of Stockholders
                                                                 Class A Common Stock         Class A Preferred Stock
                                                                 --------------------------   -----------------------
                                                                                                  Interim Closing
                                                          Total $                              ----------------------
                                                       Investment    $ Investment    Shares    $ Investment    Shares
                                                       ----------    ------------    ------    ------------    ------
Spectrum Equity Investors  II, L.P.                   $50,000,000      $3,571,400    35,714      $1,428,500    14,285
Providence Equity Partners L.P.                        50,000,000       3,571,400    35,714       1,428,500    14,285
Sandler Capital Partners IV, L.P.                      21,264,200       1,518,800    15,188         607,600     6,076
Sandler Capital Partners IV, FTE, L.P.                  8,736,000         624,000     6,240         249,600     2,496
21st Century Communications Partners, L.P.             10,170,700         726,500     7,265         290,600     2,906
21st Century Communications T-E, L.P.                   3,460,300         247,200     2,472          98,900       989
21st Century Communications Foreign Partners, L.P.      1,368,800          97,800       978          39,100       391
Tandem Wireless Investments, L.P.                      40,000,000       2,857,100    28,571       1,142,900    11,429
Triumph Partners III, L.P.                             29,647,800       2,125,000    21,250         846,800     8,468
Triumph III Investors, L.P.                               352,200          17,900       179          10,300       103
First Union Capital Partners, Inc.                     25,000,000       1,785,700    17,857         714,300     7,143
HarbourVest Partners V                                 20,000,000       1,428,600    14,286         571,400     5,714
Information Associates, L.P.                            2,918,700         208,600     2,086          83,400       834
Information Associates, C.V.                               81,300           5,700        57           2,300        23
Information Associates-II, L.P.                        12,000,000         857,200     8,572         342,900     3,429
IA-II Affiliates Fund, L.L.C.                             700,000          50,000       500          20,000       200
Trident Capital Management-II, L.L.C.                   4,300,000         307,100     3,071         122,900     1,229
SG Capital Partners, LLC                               16,500,000       1,178,600    11,786         471,400     4,714
Merrill Lynch KECALP L.P. 1997                          7,700,000         549,800     5,498         240,000     2,400
KECALP, Inc.                                            4,500,000         321,300     3,213         188,600     1,886
Merrill Lynch KECALP International L.P. 1997            2,300,000         164,200     1,642               0         0
ML IBK Positions, Inc.                                    500,000          35,700       357               0         0
Toronto Dominion Investments, Inc.                     15,000,000       1,071,400    10,714         428,600     4,286
Westpool Investment Trust                               8,499,900         606,900     6,069         242,900     2,429
Lion Investments Limited                                1,477,500         105,500     1,055          42,200       422
Weber Family Trust dated 1/6/89                            22,600           1,600        16             600         6
Generation Capital Partners L.P.                        9,653,891         690,291     6,903         275,800     2,758
State Board Administration of Florida                     342,162          24,462       245           9,800        98
Generation Parallel Management Partners L.P.                3,947             247         2             100         1
John Fujii                                              1,750,000         125,000     1,250          50,000       500
Brian McTernan                                          1,750,000         125,000     1,250          50,000       500
                                                     ----------------------------------------------------------------
                                                     $350,000,000     $25,000,000   250,000     $10,000,000   100,000
                                                     ================================================================

Date of Funding:                                                   March 20, 1998            April 22, 1998

                                                         Class A Preferred Stock
                                                       -----------------------------------------------
                                                            Final Closing
                                                       -----------------------     Total         Total
                                                       $ Investment     Shares  $ Investment    Shares
                                                       -------------    ------  ------------    ------
Spectrum Equity Investors  II, L.P.                       45,000,100   450,001   $46,428,600   464,286
Providence Equity Partners L.P.                           45,000,100   450,001    46,428,600   464,286
Sandler Capital Partners IV, L.P.                         19,137,800   191,378    19,745,400   197,454
Sandler Capital Partners IV, FTE, L.P.                     7,862,400    78,624     8,112,000    81,120
21st Century Communications Partners, L.P.                 9,153,600    91,536     9,444,200    94,442
21st Century Communications T-E, L.P.                      3,114,200    31,142     3,213,100    32,131
21st Century Communications Foreign Partners, L.P.         1,231,900    12,319     1,271,000    12,710
Tandem Wireless Investments, L.P.                         36,000,000   360,000    37,142,900   371,429
Triumph Partners III, L.P.                                26,676,000   266,760    27,522,800   275,228
Triumph III Investors, L.P.                                  324,000     3,240       334,300     3,343
First Union Capital Partners, Inc.                        22,500,000   225,000    23,214,300   232,143
HarbourVest Partners V                                    18,000,000   180,000    18,571,400   185,714
Information Associates, L.P.                               2,626,700    26,267     2,710,100    27,101
Information Associates, C.V.                                  73,300       733        75,600       756
Information Associates-II, L.P.                           10,799,900   107,999    11,142,800   111,428
IA-II Affiliates Fund, L.L.C.                                630,000     6,300       650,000     6,500
Trident Capital Management-II, L.L.C.                      3,870,000    38,700     3,992,900    39,929
SG Capital Partners, LLC                                  14,850,000   148,500    15,321,400   153,214
Merrill Lynch KECALP L.P. 1997                             6,910,200    69,102     7,150,200    71,502
KECALP, Inc.                                               3,990,100    39,901     4,178,700    41,787
Merrill Lynch KECALP International L.P. 1997               2,135,800    21,358     2,135,800    21,358
ML IBK Positions, Inc.                                       464,300     4,643       464,300     4,643
Toronto Dominion Investments, Inc.                        13,500,000   135,000    13,928,600   139,286
Westpool Investment Trust                                  7,650,100    76,501     7,893,000    78,930
Lion Investments Limited                                   1,329,800    13,298     1,372,000    13,720
Weber Family Trust dated 1/6/89                               20,400       204        21,000       210
Generation Capital Partners L.P.                           8,687,800    86,878     8,963,600    89,636
State Board Administration of Florida                        307,900     3,079       317,700     3,177
Generation Parallel Management Partners L.P.                   3,600        36         3,700        37
John Fujii                                                 1,575,000    15,750     1,625,000    16,250
Brian McTernan                                             1,575,000    15,750     1,625,000    16,250
                                                       -----------------------------------------------
                                                        $315,000,000 3,150,000  $325,000,000 3,250,000
                                                       ===============================================

Date of Funding:                                       June 22, 1998
                                                       -------------

                                                                       EXHIBIT B


                           CERTIFICATE OF DESIGNATION

                                       of

                            SERIES A PREFERRED STOCK

                                       OF

                         AMERICAN CELLULAR CORPORATION

             PURSUANT TO SECTION 151 OF THE GENERAL CORPORATION LAW
                            OF THE STATE OF DELAWARE

          American Cellular Corporation, a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in its Certificate of Incorporation, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors (the "Board of Directors") has adopted the following resolution creating a series of its Preferred Stock, par value $.01 per share, designated as Series A Preferred Stock.

          RESOLVED, that a series of the class of authorized Preferred Stock, par value $.01 per share, of the Corporation be hereby created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

          Section 1.  Designation and Amount.
                      ----------------------

          The shares of such series shall be designated as the "Series A Preferred Stock" (the "Series A Preferred Stock") and the number of shares initially constituting such series shall be 3,250,000, which number may be decreased (but not increased) by the Board of Directors without a vote of stockholders; provided, however, that such number may not be decreased below the
              --------  -------
number of then currently outstanding shares of Series A Preferred Stock. The "Stated Value" per share of the Series A Preferred Stock shall be equal to $100.


          Section 2.  Dividends and Distributions.
                      ---------------------------

     (a) The holders of shares of Series A Preferred Stock, in preference to and in priority over the holders of shares of any stock of the Corporation ranking junior to the Series A Preferred Stock with respect to the payment of dividends or the distribution of assets, whether upon liquidation, dissolution, winding up or otherwise ("Junior Stock"), shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, dividends on the Series A Preferred Stock, which shall accrue on a daily basis (computed on the basis of a 360-day year of twelve 30-day months) at the rate per annum of twelve percent (12.0%), compounded quarterly, on the Stated Value (plus all accrued or accumulated but unpaid dividends) of each share of Series A Preferred Stock from the date of original issuance thereof until the redemption of the Series A Preferred Stock pursuant to Section 3 hereof.

          (b) Dividends shall accrue and be cumulative whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Dividends shall be payable quarterly, in arrears, on the last day of each December, March, June and September (each, a "Dividend Payment Date"). The amount of dividends payable on each Dividend Payment Date shall be determined by applying the rate specified in Section 2(a) from but excluding the immediately preceding Dividend Payment Date (or from but excluding the date of issuance of shares of Series A Preferred Stock with respect to the first dividend period) to and including the Dividend Payment Date. Dividends shall be paid in cash. If the payment date does not occur on a regular Dividend Payment Date, dividends shall be calculated on the basis of the actual number of days elapsed from but excluding the immediately preceding Dividend Payment Date to and including the redemption date or such final distribution date.

          (c) To the extent dividends are not paid on a Dividend Payment Date, all dividends which shall have accrued on each share of Series A Preferred Stock outstanding as of such Dividend Payment Date shall be accumulated dividends.

          (d) Dividends payable on each Dividend Payment Date shall be paid to the record holders of the shares of Series A Preferred Stock as they appear on the books of the Corporation at the close of business on the 10th Business Day immediately preceding the respective Dividend Payment Date or on such other record date as may be fixed by the Board of Directors of the Corporation in advance of a Dividend Payment Date, provided that no such record date shall be less than ten (10) nor more than sixty (60) calendar days preceding such Dividend Payment Date. For purposes hereof, "Business Day" means any day other than a Saturday, Sunday, or a day on which commercial banks in the City of New York are authorized or obligated by law or executive order to close.

          (e) Each fractional share of Series A Preferred Stock outstanding shall be entitled to a ratably proportionate amount of all dividends accruing with respect to each outstanding share of Series A Preferred Stock, and all such dividends with respect to such outstanding fractional shares shall be fully cumulative and shall accrue, whether or not declared, and shall be payable in the same manner and at such times as provided herein with respect to dividends on each outstanding share of Series A Preferred Stock.

          (f) All dividends paid with respect to shares of Series A Preferred Stock pursuant to Section 2(a) shall be paid pro rata to the holders entitled thereto.

          (g) So long as any shares of Series A Preferred Stock are outstanding:

              (i) No dividend or other distribution shall be declared or paid, or set apart for payment on or in respect of, any Junior Stock, either directly or indirectly, whether in cash, obligations, shares of the Corporation or other property (other than dividends or distributions payable in shares of Junior Stock or in rights to purchase Junior Stock), nor shall any Junior Stock, or any warrants, rights, calls or options exercisable for or convertible into any Junior Stock, be redeemed, purchased, retired or otherwise acquired for any consideration (or any money be paid to a sinking fund or otherwise set apart for the purchase or redemption of any such Junior Stock or any warrants, rights, calls or options exercisable for or convertible into any

Junior Stock), unless as of such date the Corporation has paid all dividends accrued and payable to date on the Series A Preferred Stock in full and paid all amounts due in respect of its redemption obligations under Section 3; provided that notwithstanding the foregoing, the Company may effect purchases or redemptions pursuant to employee stock subscription agreements with officers and key employees of the Corporation and its subsidiaries.

                      (ii) No shares of Series A Preferred Stock shall be redeemed, purchased or otherwise acquired for any consideration (or any money be paid to a sinking fund or otherwise set apart for the purchase or redemption of any such Series A Preferred Stock) by the Corporation unless (A) the full cumulative dividends on all outstanding shares of Series A Preferred Stock shall have been or contemporaneously are declared and paid for all dividend periods terminating on or prior to the date on which such redemption, purchase or other payment is to occur, or (B) all shares of Series A Preferred Stock are simultaneously redeemed as provided in Section 3 hereof.


          Section 3.  Redemption.
                      ----------

                  (a) The Corporation shall have the right, at its sole option and election, to redeem outstanding shares of Series A Preferred Stock, in whole or in part (pro-rata among the outstanding shares of Series A Preferred Stock) at any time; provided, however, that the Corporation shall not optionally redeem
             --------  -------
less than $5,000,000 in the aggregate of the stated amount of shares of Series A Preferred Stock at any one time.

                  (b) On September 30, 2008, the Corporation shall redeem one-third of the shares of Series A Preferred Stock then outstanding. On September 30, 2009, the Corporation shall redeem one-half of the shares of Series A Preferred Stock then outstanding. On September 30, 2010, the Corporation shall redeem all remaining shares of Series A Preferred Stock then outstanding.

                  (c) The redemption price per share for Series A Preferred Stock redeemed on any optional or mandatory redemption date (the "Redemption Price") shall be equal to the Stated Value per share of the shares to be redeemed plus an amount equal to the aggregate dollar amount of all accrued or accumulated and unpaid dividends through the redemption date. The Redemption Price shall be paid in cash from any source of funds legally available therefor.

                  (d) Not less than thirty (30) nor more than sixty (60) days prior the redemption date, a notice specifying the time and place of such redemption shall be given by first class mail, postage prepaid, to the holders of record of the shares of Series A Preferred Stock to be redeemed at their respective addresses as the same shall appear on the books of the Corporation (but no failure to mail such notice or any defect therein shall affect the validity of the proceedings for redemption except as to the holder to whom the Corporation has failed to mail such notice or except as to the holder whose notice was defective), calling upon each such holder of record to surrender to the Corporation on the redemption date at the place designated in such notice such holder's certificate or certificates representing the then outstanding shares of Series A Preferred held by such holder called for redemption. On or after the redemption date, each holder of shares of Series A Preferred Stock called for redemption shall surrender his certificate or certificates for such shares to the Corporation at the place designated in the redemption notice and shall thereupon be entitled to receive payment of the Redemption Price in the manner set forth in Section 3(c) above. If the redemption is delayed for any reason, dividends shall continue to accrue on the shares of Series A Preferred Stock, and shall be added to and become a part of the Redemption Price of such shares, until the Redemption Price, as so adjusted, for such shares is paid in full.

          Section 4.  Reacquired Shares.  Any shares of Series A Preferred Stock
                      -----------------
converted, redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof, and, if necessary to provide for the lawful redemption or purchase of such shares, the capital represented by such shares shall be reduced in accordance with the General Corporation Law of the State of Delaware. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, par value $.01 per share, of the Corporation and may be reissued as part of another series of Preferred Stock, par value $.01 per share, of the Corporation.

          Section 5.  Liquidation, Dissolution or Winding Up.
                      --------------------------------------

                  (a) If the Corporation shall adopt a plan of liquidation or of dissolution, or commence a voluntary case under the Federal bankruptcy laws or any other applicable state of Federal bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in any involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official of the Corporation) or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of 90 consecutive days and on account of such event the Corporation shall liquidate, dissolve or wind up, or upon any other liquidation, dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of Junior Stock, unless prior thereto, the holders of shares of Series A Preferred Stock shall have received in cash the Stated Value per share in respect of all outstanding shares plus all accrued or accumulated but unpaid dividends thereon to and including the date fixed for such liquidation.

                  (b) No payment on account of any such liquidation, dissolution or winding-up of the Corporation shall be paid to any holder of shares of Series A Preferred Stock unless there shall be paid at the same time to all holders of shares of Series A Preferred Stock proportionate amounts determined ratably in proportion to the full amounts to which the holders of all outstanding shares of Series A Preferred Stock are respectively entitled with respect to such distribution.

                  (c) After payment of the full amount of the liquidation preference to which the holders of shares of Series A Preferred Stock are entitled under Section 5(a), such holders will not be entitled to any further participation in any distribution of assets of the Corporation.

                  (d) Written notice of any liquidation, dissolution or winding-up of the Corporation, stating the payment date or dates when and the place or places where the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage prepaid, not less than fifteen (15) days prior to any payment date stated therein, to the holders of record of the shares of Series A Preferred Stock at their respective addresses as the same shall appear in the records of the Corporation.

                  (e) Any voluntary sale, conveyance, exchange or transfer of all or substantially all of the property or assets of the Corporation or the consolidation or merger of the Corporation with or into one or more other corporations in which the holders of capital stock of the Corporation entitled to vote in the election of directors prior to the consummation of such event own less than 50% of the capital stock of the surviving corporation entitled to vote in the election of directors shall be deemed to be a liquidation, winding-up or dissolution of the Corporation, and the only amounts payable to the holders of the Series A Preferred Stock upon any such consolidation, merger or sale of the Corporation shall be the liquidation preference set forth in Section 5(a).

          Section 6.  Information Rights.
                      ------------------

          The Corporation will furnish to each person who, together with its affiliates, holds shares of Series A Preferred Stock having an aggregate Stated Value of at least $5,000,000 the following reports:

                  (a) As soon as practicable after the end of each fiscal year, and in any event within ninety (90) days thereafter, audited consolidated balance sheets of the Corporation as of the end of such fiscal year, and consolidated statements of income and cash flows of the Corporation for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of national standing selected by the Corporation.

                  (b) As soon as practicable, but in any event within forty-five
(45) days after the end of each of the first three (3) quarters of each fiscal year of the Corporation, unaudited balance sheets of the Corporation as of the end of each such quarter, and consolidated statements of income and cash flows of the Corporation for each such quarter, all prepared in accordance with generally accepted accounting principles.

                  (c) As soon as practicable, but in any event within thirty
(30) days after the end of each of the first two months of each quarter of the Corporation, unaudited balance sheets of the Corporation as of the end of each such month, and consolidated statements of income and cash flows of the Corporation for each such month, all prepared in accordance with generally accepted accounting principles.

                  (d) At least ten (10) days prior to submission thereof to the Corporation's Board of Directors for approval, the Company's budget and operating plan

(including projected balance sheets and profit and loss and cash flow statements) for each fiscal year.

          Section 7.  Voting.
                      ------

          Except as otherwise required by law, holders of shares of Series A Preferred Stock shall have no voting rights; provided, however, that so long as
                                             --------  -------
any of the Series A Preferred Stock is outstanding, the Corporation will not authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock (or any security convertible or exchangeable therefor) ranking senior to or pari passu with the Series A Preferred Stock with respect to dividends or liquidation preference or reclassify or modify any Junior Stock such that it ranks senior to or pari passu with the Series A Preferred Stock with respect to dividends or liquidation preference without the affirmative vote or consent of the holders of at least 66-2/3% of the shares of Series A Preferred Stock then outstanding, voting as a separate class (given in person or by proxy, either in writing or by resolution adopted at a special meeting called for the purpose); and provided further, however, that the Corporation will not
                      ----------------  -------
amend, alter or repeal any of the provisions applicable to the Series A Preferred Stock set forth in its Certificate of Incorporation or in this Certificate so as to change adversely (i) the dividend payable thereon, (ii) the amount payable thereon upon liquidation or redemption or (iii) the mandatory redemption provisions applicable thereto, without the affirmative vote or consent of all holders of shares of Series A Preferred Stock then outstanding, voting as a separate class (given in person or by proxy, either in writing or by resolution adopted at a special meeting called for the purpose).

          Each share of Series A Preferred Stock shall have one vote, and each fractional share shall have a corresponding fractional vote.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation of Series A Preferred Stock to be duly executed by its this 21st
                                                                        ----
day of April, 1998.

                              AMERICAN CELLULAR CORPORATION

                              By:   /s/ Brion Applegate
                                    ----------------------------
                                    Brion Applegate,
                                    Chief Executive Officer

                                                                       EXHIBIT C


                             STOCKHOLDERS AGREEMENT

          THIS STOCKHOLDERS AGREEMENT (the "Agreement") dated as of March 5, 1998 is made by and among American Cellular Corporation, a Delaware corporation, and the parties listed on Exhibit A to this Agreement (collectively, the
                          ---------
"Stockholders").

                                    RECITALS
                                    --------

          The parties hereto have entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of March 5, 1998 with respect to the purchase by the Stockholders of Shares and Preferred Shares (each as defined below). The parties hereto desire to provide for certain transfer restrictions and rights and board election rights with respect to the shares of capital stock of the Company (as defined below) held by the Stockholders, as well as certain other matters, all according to the terms of this Agreement.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, the parties to this Agreement, intending to be legally bound hereby, agree as follows:

1.  Certain Definitions.
    -------------------

          As used in this Agreement, the following terms shall have the following respective meanings:

          (a) "Affiliate" shall mean, with respect to any Person, a Person directly or indirectly controlling, controlled by, or under common control with, such Person. For the purposes of such definitions, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          (b)  "Board" shall mean the board of directors of the Company.

          (c) "Change of Control" shall mean (i) any sale, Transfer or other conveyance, whether direct or indirect, of a majority of the fair market value of the assets of the Company, in one transaction or a series of related transactions, to any "person" or "group" (as such terms are used for purposes of Section 13(d) of the Exchange Act, whether or not applicable), (ii) any "person" or "group" (as such terms are used for purposes of Section 13(d) of the Exchange Act, whether or not applicable) is or becomes the "beneficial owner," directly or indirectly, of more than 50% of the total equity in the aggregate of all classes of capital stock of the Company then outstanding normally entitled to vote in elections of directors, or (iii) during any period of 12 consecutive months after an Initial Public Offering, individuals who at the beginning of any such 12-month period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office. The Merger shall not constitute a Change of Control.

          (d) "Charter Documents" shall mean the Company's Certificate of Incorporation and Bylaws.

          (e) "Company" shall mean American Cellular Corporation, a Delaware corporation, and any corporation into which it is merged or consolidated, including the surviving corporation in the Merger.

          (f) "Convertible Securities" shall mean (i) any indebtedness or securities of the Company, convertible into or exchangeable for Shares, and (ii) any rights, warrants or options to subscribe for or purchase Shares.

          (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (h) "Initial Public Offering" shall mean the initial sale of shares of the Company's Common Stock to the public pursuant to a registration statement under the Securities Act which has been declared effective by the Securities and Exchange Commission (other than a registration statement on Form S-8 or Form S-4 or any successor to such Form, or any other similar form) which results in an active trading market in shares of Common Stock.

          (i) "Merger" shall mean the merger of the Company with and into PriCellular Corporation, a Delaware corporation ("PCC"), pursuant to the Merger Agreement.

          (j) "Merger Agreement" shall mean the Agreement and Plan of Merger to be entered into between the Company and PCC, which provides, among other things, for a merger price of $14.00 per share of the common stock of PCC.

          (k) "New Securities" shall mean any Shares or Convertible Securities, whether now authorized or not; provided that "New Securities" shall not include:
                               --------
(i) Shares issuable upon exercise or conversion of any previously issued options, warrants, rights or securities convertible or exchangeable for Shares;
(ii) securities offered by the Company to the public generally pursuant to a registration statement under the Securities Act; (iii) securities issued pursuant to the acquisition of a business, whether pursuant to a merger, consolidation, the purchase of assets or otherwise; (iv) any securities issued to the officers, directors, employees or consultants of the Company as approved by the Board (other than any officer, director or employer who is an affiliate of any Stockholder); (v) Shares issued in connection with any stock split, reclassification, recapitalization or stock dividend of the Company; (vi) Shares or Convertible Securities issued to commercial lenders, investment banking firms or other institutions for services rendered in connection with a debt financing for the Company or it Affiliates.

          (l) "Outstanding Voting Shares" shall mean, with respect to a particular matter, the aggregate of all shares of the Company's capital stock outstanding from time to time which pursuant to the Charter Documents are entitled to vote on such matter.

          (m) "Permitted Transfer" shall mean (i) a Stockholder's Transfer to the Company of Shares or Preferred Shares or a direct or indirect interest in Shares or Preferred Shares pursuant to a contractual right of repurchase granted by the Company at the time such Shares or Preferred Shares were issued; (ii) a Stockholder's Transfer of all or a portion of its Shares or Preferred Shares to any Affiliate of such Stockholder or any Person that is a successor to such Stockholder by merger, consolidation, reorganization or transfer of all, or substantially all, of its assets; or (iii) if a Stockholder is a partnership, such Stockholder's Transfer of all or a portion of its Shares or Preferred Shares to any of its partners.

          (n) "Person" shall mean any individual, partnership, limited liability company, corporation, joint venture, trust, unincorporated organization, or any other entity, or a government or any department, agency or political subdivision thereof.

          (o) "Preferred Shares" shall mean the shares of Series A Preferred Stock of the Company.

          (p) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

          (q) "Shares" means shares of Class A Common Stock, par value $0.01 per share, of the Company.

          (r) "Transfer" means any direct or indirect transfer, sale, assignment, pledge, hypothecation or other disposition.

2.  Right of Co-Sale.
    ----------------

     2.1.  Definition.  In the event that a Stockholder or Stockholders holding
           ----------
Shares or Preferred Shares which represent a majority of the Shares (or Preferred Shares) then held by all Stockholders (the "Transferor") proposes to, directly or indirectly, Transfer (in a single transaction or a series of related transactions) a direct or indirect interest in Shares (or Preferred Shares) owned by such Stockholders (the "Transferor Securities") to any Person or group (as such term is used for purposes of Section 13(d) of the Exchange Act) for value (the "Transferee"), each remaining Stockholders (a "Remaining Stockholder") shall have a right of co-sale (the "Right of Co-Sale") to sell the amount equal to a fraction, the numerator of which is the number of Shares (or Preferred Shares) owned by such Remaining Stockholder and the denominator of which is the aggregate number of Shares (or Preferred Shares) owned by all the Stockholders, multiplied by the number of Shares (or Preferred Shares) represented by the Transferor Securities (such product, the "Right of Co-Sale Amount") on the same terms and at the same time as the Transferor, all as described in this Section 2.

     2.2.  Right of Co-Sale Amount.  Each Remaining Stockholder shall have the
           -----------------------
right to sell that number of Shares (or Preferred Shares) held by such Stockholder to the Transferee (or, upon the unwillingness of any Transferee to purchase directly from such Stockholder, to the Transferor simultaneously with the closing of the sale by the Transferor to the Transferee) up to its respective Right of Co-Sale Amount determined as of the date the Transfer Notice (as defined below) is delivered to the such Stockholder, upon the terms and subject to the conditions pursuant to which the Transferor sells its Transferor Securities to the Transferee.

     2.3.  Mechanics of Sale.
           -----------------

          (a)  Exercise by the Stockholders.
               ----------------------------

          If the Transferor proposes to Transfer any Transferor Securities in a transaction subject to this Section 2, then it shall promptly notify, or cause to be notified, the Remaining Stockholders, in writing, of each such proposed Transfer (the "Transfer Notice"). Such Transfer Notice shall set forth: (i) the name of the Transferee and the number of Transferor Securities proposed to be Transferred, and (ii) the proposed amount and form of consideration and terms and conditions of payment offered by the Transferee (the "Transferee Terms"). The Right of Co-Sale may be exercised by the Remaining Stockholders delivering a written notice to the Transferor (the "Co-Sale Notice") within thirty (30) calendar days following receipt of the Transfer Notice. The Co-Sale Notice shall state the number of Shares (or Preferred Shares) that each Remaining Stockholder wishes to include in such Transfer to the Transferee, which number may not exceed its Right of Co-Sale Amount. Upon the giving of a Co-Sale Notice, a Stockholder shall be irrevocably obligated to sell the number of Shares or (Preferred Shares) set forth in its Co-Sale Notice to the Transferee (or the Transferor, if applicable) on the Transferee Terms.

          (b)  Assignment of Interest.
               ----------------------

          If a Stockholder exercises its respective Co-Sale Rights, then the Transferor shall assign to such Stockholder as much of its interest in the agreement of sale with the Transferee as such Stockholder shall be entitled to, and such Stockholder shall be obligated to provide the representations, warranties and covenants to the Transferee reasonably equivalent to those provided by the Transferor under such agreement of sale. To the extent that any Transferee prohibits such assignment or otherwise refuses to purchase Shares (or Preferred Shares) from a Stockholder exercising its Right of Co-Sale hereunder, then the Transferor shall not sell to such Transferee any Transferor Securities unless and until, simultaneously with such sale, the Transferor shall purchase such Shares (or Preferred Shares) from such Stockholder for the same consideration per share and on the same terms and subject to the same conditions as the proposed Transfer described in the Transfer Notice.

          (c)  Failure to Exercise Right of Co-Sale; Additional Transfers.
               ----------------------------------------------------------

          If no Stockholder elects to exercise its Right of Co-Sale, then the Transferor may, not later than 60 calendar days following delivery to the Remaining Stockholders of the Transfer Notice, conclude a Transfer of not less than all of the Transferor Securities covered by the

Transfer Notice on terms and subject to conditions not more favorable to the Transferor than those described in the Transfer Notice. Any proposed Transfer of more securities by the Transferor shall again be subject to the Right of Co-Sale and shall require compliance by the Transferor with the procedures described in this Section 2.

     2.4.  Exceptions to Right of Co-Sale.  The Right of Co-Sale shall not apply
           ------------------------------
to Permitted Transfers.

3.  Drag-Along Right.
    ----------------

     3.1. In the event that a Stockholder or Stockholders holding Shares or Preferred Shares which represent a majority of the Shares (or Preferred Shares) then held by all Stockholders (the "Majority Stockholders") desire to pursue discussions with any third party regarding a potential Transfer of all of the Shares (or Preferred Shares) then held by the Majority Stockholders to such third party at any time, the Majority Stockholders shall, prior to pursuing such discussions, disclose to the Board their intentions with respect thereto.

     3.2. In the event that the Majority Stockholders shall agree to Transfer, in a bona fide arm's length transaction for value (either in a single transaction or a series of related transactions), a direct or indirect interest in all of the Shares (or Preferred Shares) owned by the Majority Stockholders to any Person or "group" (as such term is used for purposes of Section 13(d) of the Exchange Act) (the "Buyer"), which Buyer desires also to purchase all of the Shares (or Preferred Shares) then owned by the Remaining Stockholders or their successors or assigns for the same price per share as the Buyer contemplates purchasing the Majority Stockholders' Shares (or Preferred Shares), the Majority Stockholders shall notify the Remaining Stockholders and the Company in writing (such notice, a "Drag-Along Notice") of its intention to effectuate such contemplated transaction, setting forth in such Drag-Along Notice the identity of the Buyer, the aggregate purchase price which the Buyer shall pay for all of the Shares or Preferred Shares and the intended date on which such transaction shall close; and the Remaining Stockholders shall, on the basis of such notification, fully cooperate in such transaction and sell all of their Shares or Preferred Shares to such Buyer, for the same price and otherwise in accordance with identical terms and conditions as those on which the Majority Stockholders shall sell their Shares or Preferred Shares to such Buyer. The Drag-Along Notice shall be delivered no more than 90 nor fewer than 15 days prior to the intended date of the closing of such transaction, and such transaction shall not, in fact, close more than 270 calendar days after the delivery of the Drag-Along Notice.

     3.3.  Exceptions to Drag-Along Right.  The drag-along rights set forth in
           ------------------------------
this Article 3 shall not apply to Permitted Transfers.

4.  Transfer Rights.
    ---------------

     4.1.  General.  Transfers of Shares and Preferred Shares are strictly
           -------
prohibited, except for (i) Permitted Transfers and (ii) Transfers consummated in accordance with Section 2 or Section 3 hereof. Any attempt to Transfer any Shares or Preferred Shares not in accordance with this Agreement shall be null and void and neither the Company nor any transfer agent of such securities shall give any effect to such attempted Transfer in its records. Prior to consummation of any Transfer permitted under the first sentence of this Section 4.1, the transferor shall cause the transferee to execute an agreement in form and substance reasonably satisfactory to the Board, providing that such transferee shall be bound by all the terms and provisions of, and entitled (subject to Section 7.1) to all the rights and benefits under, this Agreement, which are or theretofore had been applicable to the transferor of the securities in question.

     4.2.  Legend.  Any certificate representing outstanding Shares or Preferred
           ------
Shares which are held by a party to this Agreement or otherwise subject to the terms hereof shall bear the following legend, in addition to any other legend required by law or otherwise:

          "THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE BLUE SKY LAWS OF ANY JURISDICTION. NO SALE OR TRANSFER OF THESE SHARES MAY BE MADE WITHOUT REGISTRATION UNDER SAID ACT OR COMPLIANCE WITH EXEMPTIONS THEREFROM AND COMPLIANCE WITH APPLICABLE BLUE SKY LAWS OR EXEMPTIONS THEREFROM."

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE GOVERNED BY THE TERMS OF THAT CERTAIN STOCKHOLDERS AGREEMENT (THE "STOCKHOLDERS AGREEMENT") DATED AS OF MARCH 5, 1998, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE COMPANY. ANY ATTEMPT TO TRANSFER OR ENCUMBER ANY INTEREST IN THE SHARES REPRESENTED BY THIS CERTIFICATE NOT IN ACCORDANCE WITH SUCH STOCKHOLDERS AGREEMENT SHALL BE NULL AND VOID AND NEITHER THE COMPANY NOR ANY TRANSFER AGENT OF SUCH SECURITIES SHALL GIVE ANY EFFECT TO SUCH ATTEMPTED TRANSFER OR ENCUMBRANCE IN ITS SHARE RECORDS. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF IT, AGREES TO BE BOUND BY THE TERMS OF THE STOCKHOLDERS AGREEMENT."

5.  Management of the Company; Voting.
    ---------------------------------

     5.1.  Board Composition.
           -----------------

          (a) Subject to the provisions of this Section 5, each Stockholder agrees to take such action as may be necessary, in its capacity as a stockholder of the Company, to nominate and recommend to the stockholders of the Company as the proposed members of the Board, at any annual or special meeting of stockholders called for the purpose of voting on the election of directors, or by consensual action of stockholders with respect to the election of directors, as follows: (i) John D. Fujii; (ii) Brian McTernan; (iii) two (2) individuals designated in writing to the Company by Spectrum Equity Investors II, L.P., (iv) two (2) individuals designated in writing to the Company by Providence Equity Partners L.P., (v) one (1) individual designated in writing to the Company by Sandler Capital Management and (vi) one (1) individual designated in writing to the Company by Triumph Partners III, L.P. The individuals to be designated initially by the foregoing entities are set forth on Schedule 5.1. The right to
                                                     ------------
designate nominees shall be reduced as follows:

               (A) From and after such time as any entity having the right to designate two (2) nominees owns, together with its Affiliates, less than 75% of the Shares purchased by such entity and its Affiliates pursuant to the Stock Purchase Agreement, such entity shall forfeit its respective right to designate one (1) nominee for election to the Board of Directors (excluding for purposes hereof any decrease due to a reverse stock split, Transfer, or other change affecting all Stockholders on a substantially proportionate basis). This clause
(A), if applicable, shall apply to the exclusion of clause (B) below.

               (B) From and after such time as any entity having the right to designate one nominees owns, together with its Affiliates, less than 50% of the Shares purchased by such entity and its Affiliates pursuant to the Stock Purchase Agreement, such entity shall forfeit its respective right to designate any individual for election to the Board of Directors (excluding for purposes hereof any decrease due to a reverse stock split, Transfer, or other change affecting all Stockholders on a substantially proportionate basis).

          (b) Except as otherwise provided in this Section 5, each of the Stockholders further agrees (i) to appear in person or by proxy at any annual or special meeting of stockholders of the Company for the purpose of obtaining a quorum and to vote all voting securities of the Company now or hereafter directly or beneficially owned by such Stockholder, either in person or by proxy, at any such meeting of the stockholders of the Company called for the purpose of voting on the election of directors, and (ii) to execute a written consent pursuant to any consensual action with respect to the election of directors (to the extent permitted by law), in each case (1) in favor of the election of the directors nominated in accordance with designations made pursuant to Section 5.1(a), 5.2 or 5.4 and (2) in favor of the removal of any director required to be removed in accordance with Section 5.3.

     5.2.  Filling Vacancies.  If, at any time during which Stockholders are
           -----------------
entitled to designate directors pursuant to Section 5.1, a vacancy is created on the Board by the death, removal or resignation of any one of the directors designated by a Stockholder pursuant to Section 5.1(a)(iii)-(a)(vi), then the Stockholder that had designated such director, if then entitled to designate such director pursuant to Section 5.1, shall designate another individual to be elected to the Board, and the Stockholders shall take such action as may be necessary to cause, within ten (10) days after such designation occurs, the election of such designated individual to the Board.

     5.3.  Removal of Directors Designated by Stockholder Entitled to Designate
           --------------------------------------------------------------------
Directors.   The Stockholders shall take such action as may be necessary to
---------
cause any director to be removed from the Board for any reason at the request of the Stockholder that had designated such individual to be a director pursuant to this Section 5. No Stockholder shall vote its voting securities of the Company to remove any director designated by a Stockholder except as requested in writing by the Stockholder who designated that director.

     5.4.  Replacement Nominees; Regulatory Restrictions.
           ---------------------------------------------

          (a)  If, prior to an individual's election to the Board pursuant to
Section 5.1 or 5.2, any individual designated by a Stockholder to serve as a director shall be unable or unwilling to serve as a director, the Stockholder who nominated any such individual to serve as a director shall be entitled to nominate a replacement and the Stockholders shall take all necessary action to elect such nominee to the Board.

          (b) Each Stockholder holding the right to designate a director pursuant to Section 5.1 shall nominate an individual who, to the best of such Stockholder's knowledge, does not have any attributable interests in any Person who then owns or operates property subject to regulation by the Federal Communications Commission ("Regulated Property") which would likely prohibit the Company from acquiring or operating any interest in any Regulated Property. If circumstances should change subsequent to a designee's election to the Board such that maintaining such designee as a director would likely prohibit the Company from acquiring or operating any interest in any Regulated Property, the Stockholder who designated any such individual for election to the Board shall promptly request the director's removal in accordance with Section 5.3 and nominate a replacement designee in accordance with Section 5.2.

     5.5.  Voting of Board.
           ---------------

          (a) The vote of the majority of the directors shall decide any matter brought before the Board, unless the matter is one upon which by express provision of law, the Charter Documents or this Agreement, a different vote is required, in which case such express provision shall govern and control.

          (b) Notwithstanding the provisions of Section 5.5(a), the affirmative vote of each director designated by a Stockholder (as set forth on Schedule 5.1 or any replacement director designated in accordance with this Section), shall be required for the Company to take, and each such Stockholder shall exercise all voting rights and other powers of control available to it in relation to the Company and the directors so as to ensure that the Company shall not without such approval take, the following actions:

     (i) authorize the execution, delivery and performance of the Merger Agreement by the Company; and

     (ii) waive any material condition in, or authorize any material modification or amendment of the Merger Agreement by the Company (provided that the Board of Directors may not approve any amendment to the Merger Agreement which would raise the merger price above $14.00 per share).

The Stockholders referenced in the first sentence of this Section 5.5(b) shall exercise all voting rights and other powers of control available to them in relation to the Company and the directors to cause the directors to authorize the delivery of a Drawdown Notice at such time as such Stockholders have a reasonable basis to expect that the conditions to the Company's obligation to consummate the Merger and the transactions contemplated by the Merger Agreement will be satisfied or waived and the delivery of such Drawdown Notice is then necessary to allow for the timely funding of the purchase of the Committed Shares (as defined in the Stock Purchase Agreement).

          (c) Notwithstanding the provisions of Section 5.5(a) and even if a vote of the Board may not be required under applicable law for any of the following, the affirmative vote (or the prior written consent) of five directors shall be required for the Company to take, and the Stockholders shall exercise all voting rights and other powers of control available to them in relation to the Company and the directors so as to ensure that the Company shall not without such approval take, the following actions:

               (i) the disposition of assets (in a single transaction or a series of related transactions) in an amount in excess of $5,000,000;

               (ii) the entry into any transaction which would result in a Change of Control;

               (iii) subject to Section 7.3, the approval of the dissolution or liquidation of the Company;

               (iv) the declaration or payment of any dividends on, or the incurrence of any obligation to make any other distribution in respect of, outstanding equity interests of the Company;

               (v) the incurring of, entry into or commitment to any indebtedness, in an aggregate principal amount in excess of $5,000,000 (except for incurrence of indebtedness to finance the Merger) in a single transaction or series of related transactions;

               (vi) any acquisition of assets (in a single transaction or a series of related transactions) in an amount in excess of $5,000,000;

               (vii)  any amendment to the Charter Documents;

               (viii) the repurchase or redemption of the Company's capital stock from a Stockholder in an amount not equal to such Stockholder's pro rata ownership of such capital stock;

               (ix)   any change in the number of directors;

               (x) the removal or appointment of any senior executives, including the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer;

               (xi) any issuance of additional shares of capital stock of the Company or any rights, options, warrants or other instruments convertible or exchangeable therefor, other than the issuance of shares of capital stock contemplated by the Stock Purchase Agreement;

               (xii) any transaction with an Affiliate with a value in excess of $250,000;

               (xiii) entering into any other contract or arrangement material to the Company; and

               (xiv)  any amendment to Schedule 3.11 of the Stock Purchase
                                       -------------
Agreement.

     5.6.  Voting of Stockholders.
           ----------------------

          (a) The vote of the holders of a majority of the Outstanding Voting Shares entitled to vote shall decide any matters brought before any meeting of Stockholders, unless the matter is one upon which by express provision of law, the Charter Documents or this Agreement, a different vote is required, in which case such express provision shall govern and control.

          (b) Notwithstanding the provisions of Section 5.6(a) and even if a vote of the Stockholders may not be required under applicable law for any of the following, the vote or prior written consent of Stockholders then holding Outstanding Voting Shares representing 66-2/3% of the Outstanding Voting Shares held by all Stockholders shall be required before the Company may take, and the Stockholders shall exercise all voting rights and other powers of control available to them in relation to the Company and the directors so as to ensure that the Company shall not without such approval take, the following actions:

          (i) the sale of all or substantially all of the assets of the Company by sale, assignment, merger, reorganization, or by any other manner;

          (ii) the entry into any transaction which would result in a Change of Control; and

          (iii) any amendment to the Company's Charter Documents.

     5.7.  Approval of Merger.  Notwithstanding any provision herein to the
           ------------------
contrary, upon approval by the Board of the Merger and the Merger Agreement, each Stockholder shall vote, or act by written consent, and hereby gives its written consent (subject only to such Board approval), in favor of the approval and authorization of the Merger, the Merger Agreement and the transactions contemplated thereby and shall execute all documents requested by the Board necessary to effectuate such approval and authorization. Each Stockholder agrees that it will not exercise, and hereby waives, any and all rights that it may have to dissent or seek appraisal, arising from the Merger under the Delaware General Corporation Law or any other principle of law with respect to any of its shares of capital stock of the Company.

     5.8.  Officers of the Company.  Each Stockholder agrees to cause its
           -----------------------
nominees to the Board to take such action as may be necessary to appoint Brion Applegate as Chairman, Chief Executive Officer and Treasurer, and Jonathan Nelson as President and Secretary of the Company effective on or about the date hereof. Effective upon consummation of the Merger, Brion Applegate and Jonathan Nelson shall resign from their respective officer positions. Effective upon consummation of the Merger, each Stockholder agrees to cause its nominees to the Board to take such action as may be necessary to appoint John D. Fujii and Brian McTernan as Officers of the Company.

     5.8.1.  Board Observer.  During such time as a Stockholder holds
             --------------
Shares and Preferred Shares for which such Stockholder paid, or has committed to pay, at least $10 million pursuant to the Stock Purchase Agreement (and has not defaulted with respect to any such payment obligations), such Stockholder shall have the right to designate one representative as a Board observer and as an observer of any committee of the Board. In addition, each such Stockholder shall have the right to designate one representative as an observer of the board of directors of any wholly-owned subsidiary ("Subsidiary") of the Company which does not consist solely of employees of the Company or its Subsidiaries and any committees thereof. The Company shall provide notice of board and committee meetings to any duly designated observer at such time and in such manner as it provides notice to directors and such observer shall have the right to attend such board and committee meetings. The observer shall be entitled to receive written materials distributed to the relevant board or committee members. The Company shall cause each Subsidiary subject to this Section 5.8.1 to comply with the aforementioned notice and information requirements. Except for the rights described herein, the observer shall not have any other rights of a board or committee member, including the right to vote as a member thereof, and shall not represent to any party that he is a director. The Company and each Subsidiary subject hereto shall have the right to require any board or committee observer to execute a confidentiality agreement as a precondition to his being a board or committee observer.

     5.9.  Inspection Rights.  During such time as a Stockholder shall have the
           -----------------
right to appoint a designee for election to the Board pursuant to Section 5.1 or to designate a Board observer pursuant to Section 5.9, such Stockholder shall have the right to inspect the books, records and premises of the Company during normal business hours upon reasonable notice.

6.  Right of First Refusal on Issuance of New Securities by the Company.
    -------------------------------------------------------------------

     6.1.  Generally.  The Company hereby grants to each Stockholder the right
           ---------
of first refusal to purchase such Stockholder's pro rata share of New Securities which the Company may from time to time propose to sell and issue. For purposes of this right of first refusal, a Stockholder's pro rata share (the "Section 6 Pro Rata Share") shall be that proportion which the number of shares of Shares then held by such Stockholder bears to the aggregate number of Shares then held by all Stockholders.

     6.2.  Notice of New Issues.  In the event the Company proposes to undertake
           --------------------
an issuance of New Securities, it shall give each Stockholder written notice (the "Section 6 Notice") of its intention, describing the type of New Securities, the price, and the principal terms upon which the Company proposes to issue the same. Each Stockholder shall have twenty (20) days from the delivery date of any Section 6 Notice to agree, irrevocably, to purchase up to the Stockholder's Section 6 Pro Rata Share of such New Securities for the price and upon the terms specified in the Section 6 Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

     6.3.  Failure to Exercise Right.  In the event a Stockholder fails to agree
           -------------------------
to purchase all of such Stockholder's Section 6 Pro Rata Share pursuant to
Section 6.2, the Company shall give a Section 6 Notice to the other Stockholders of such failure pursuant to Section 6.2, and the other Stockholders shall have the right to purchase all such shares in the manner set forth in Section 6.2. In the event any shares of New Securities are still not purchased after the foregoing procedures have been effected, the Company shall have ninety (90) days after the last date on which any Stockholder's right to purchase lapsed to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within ninety (90) days from the date of said agreement) to sell the New Securities in respect of which such Stockholder's option was not exercised, at or above the price and upon terms not more favorable to the purchasers of such securities than the terms specified in the initial Section 6 Notice given in connection with such sale. In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said ninety-day period (or sold and issued New Securities in accordance with the foregoing within ninety (90) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such New Securities to the Stockholders in the manner provided in this Section 6.

     6.4.  Waiver.  Messrs. Fujii and McTernan agree to waive their respective
           ------
rights of first refusal under this Section 6 if the other Stockholders shall have waived their rights under this Section.

7.  Miscellaneous.
    -------------

     7.1.  Entire Agreement; Successors and Assigns.  This Agreement constitutes
           ----------------------------------------
the entire agreement between the Company and the Stockholders concerning the subject matter hereof. Any previous agreement between the Company and the Stockholders concerning the subject matter hereof is superseded by this Agreement. Subject to Section 4.1 hereof, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and permitted assigns of the parties. Notwithstanding the foregoing or the definition of "Permitted Transfers", the rights of the Stockholders set forth in Section 5.1 shall not be transferable to any Person except to an Affiliate of a Stockholder upon a Permitted Transfer by such Stockholder of all of its Shares to such Affiliate.

     7.2.  Termination.  Sections 2, 3, 4.1 and 6 shall automatically terminate
           -----------
upon an Initial Public Offering which raises at least $50,000,000 in proceeds to the Company and is underwritten pursuant to a firm commitment underwriting by nationally recognized underwriters. Section 5 shall terminate as provided therein. Notwithstanding any provision hereof, this entire Agreement shall terminate at such time as the Stockholders hold in the aggregate less than 20% of the Outstanding Voting Shares.

     7.3.  Termination of Stock Purchase Agreements; Dissolution of the Company.
           --------------------------------------------------------------------
Upon the termination of the Stock Purchase Agreement, the Board shall take all action to effect the prompt dissolution and liquidation of the Company in accordance with applicable law.

     7.4.  Governing Law.  This Agreement shall be governed by and construed in
           -------------
accordance with the substantive laws of the State of Delaware, without reference to any choice of law rules that would require the application of the laws of any other jurisdiction.

     7.5.  Counterparts.  This Agreement may be executed in two or more
           ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.6.  Headings.  The headings of the sections of this Agreement are for
           --------
convenience and shall not by themselves determine the interpretation of this Agreement.

     7.7.  Notices.  Any notice required or permitted hereunder shall be given
           -------
in writing and shall be conclusively deemed effectively given (a) upon personal delivery to the person to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after deposit in the United States mail, by registered or certified mail, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt addressed as set forth on the signature page of this Agreement, or at such other address as a party may designate by ten
(10) days' advance written notice to the other party.

     7.8.  Effectiveness; Amendment of Agreement.  Any provision of this
           -------------------------------------
Agreement may be amended only by a written instrument signed by Stockholders then holding Shares representing 66-2/3% of the Shares then held by the Stockholders; provided that Sections 2, 3, 4 and 7 (and related definitions) may
              --------
be amended only by a written instrument signed by each of the Stockholders which then hold any Shares or any Preferred Shares. In addition to the foregoing, any amendment to Section 5 must be approved by the affirmative vote (or prior written consent) of five directors; provided that Section 5.5(b) may be amended
                                    --------
only by a written instrument signed by each of the Stockholders which then hold any Shares; and, provided further, that no Stockholder shall as a result of any
                 -------- -------
amendment to Section 5.1 lose its right, if any, to designate a director pursuant thereto, unless such Stockholder and its Affiliates hold less than 20% of the Shares that such Stockholder and its affiliates purchased pursuant to the Stock Purchase Agreement. Notwithstanding the foregoing, Exhibit A may be
                                                          ---------
amended by the Company as necessary to reflect the addition of new Stockholders pursuant to the terms hereof, or to reflect the addition of parties hereto as contemplated by this Agreement; and further provided that no amendment which
                                --- ------- --------
adversely affects any Stockholder other than in the same manner that such amendment affects each other Stockholder on a pro rata basis will be effective without such first Stockholder's written consent.

     7.9.  Waiver; Severability.  The waiver by one party hereto of any breach
           --------------------
by the other (the "Breaching Party") of any provision of this Agreement shall not operate or be considered as a waiver of any other (prior or subsequent) breach by the Breaching Party, and the waiver of a breach of a provision in one instance shall not be deemed a waiver of such provision in any other circumstance. If any term or provision of this Agreement or the application thereof to any Person, property or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons, property or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     7.10.  Ownership.  Each Stockholder represents and warrants that it is the
            ---------
sole legal and beneficial owner of those Shares and Preferred Shares it currently holds subject to this Agreement and that no other Person has any interest (other than a community property interest) in such Shares or Preferred Shares.

     7.11.  Attorneys' Fees.  In the event that any dispute among the parties to
            ---------------
this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     7.12.  Specific Performance.  Each of the Stockholders and the Company
            --------------------
acknowledge that any violation of this Agreement will result in irreparable injury to the non-breaching party, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such violation would not be reasonable or adequate compensation to the non-breaching party for such a violation. Accordingly, the Stockholders and the Company agree that if any of the Stockholders and/or the Company violates any provision of this Agreement, in addition to any other remedy which may be available at law or in equity, the non-breaching party shall be entitled to specific performance and injunctive relief, without posting bond or other security, and without the necessity of proving actual damages.

     7.13.  Regulated Stockholders.  At the request of any Regulated
            ----------------------
Stockholder, the Company will exchange (on a share-for-share basis) shares of voting securities of the Company held by such Regulated Stockholder, or will issue to such Regulated Stockholder in lieu of voting securities otherwise issuable to such Regulated Stockholder pursuant to Section 6, shares of other securities which (a) do not have voting rights (or which have such limited voting rights as such Regulated Stockholder may reasonably request), (b) are convertible into such voting securities on a share-for-share basis (subject to such limitations as such Regulated Stockholder may request), and (c) are otherwise identical to such voting securities. Any such non-voting or limited-voting securities will constitute "Shares" for purposes of this Agreement. "Regulated Stockholder" means any direct or indirect majority-owned subsidiary
 ---------------------
of a bank holding company, or any bank holding company.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

THE COMPANY:

AMERICAN CELLULAR CORPORATION,
a Delaware corporation



By:      /s/ Brion Applegate
   --------------------------------
   Name:  Brion Applegate
   Title: Chairman and CEO

Address:  245 Lytton Avenue, Suite 175
          Palo Alto, CA 94301
          Fax:  (415) 464-4601
          Attention: Brion Applegate

THE STOCKHOLDERS:

SPECTRUM EQUITY INVESTORS II, L.P.,
a Delaware limited partnership

By: Spectrum Equity Associates II, L.P., its Managing General Partner
    Name: /s/ Brion Applegate
         --------------------------
    Title: Managing General Partner

Address:  245 Lytton Avenue, Suite 175
          Palo Alto, CA 94301
          Fax: (415) 464-4601
          Attention: Brion Applegate

PROVIDENCE EQUITY PARTNERS L.P.,
a Delaware limited partnership


   By:    PROVIDENCE EQUITY PARTNERS L.L.C.,
          its general partner



By:     /s/ Jonathan M. Nelson
   --------------------------------
   Name:
        ---------------------------
   Title:
         --------------------------

Address:  50 Kennedy Plaza
          900 Fleet Center
          Providence, RI 02903
          Fax:  (401) 751-1790
          Attention: Jonathan M. Nelson
                     Mark Pelson

TANDEM WIRELESS INVESTMENTS, L.P.,
a Delaware limited partnership

     By:  LIVE CYCLES HOLDINGS CO.
          Its General Partner

          By:  /s/ Lynn McDonald
               -------------------------------------
               Lynn McDonald
               Title: Vice President and Secretary

          By:  /s/ Pierre Belanger
               -------------------------------------
               Pierre Belanger
               Title: President

21st CENTURY COMMUNICATIONS PARTNERS, L.P.

     By:    Sandler Investment Partners, L.P.
            General Partner

     By:    Sandler Capital Management
            General Partner

     By:    MJDM CORP., a General Partner

     By:    /s/ Ed Grinacoff
            ---------------------------------
     Name:  Ed Grinacoff
     Title: President

Address:    767 Fifth Avenue, 45th Floor
            New York, New York 10153
            Fax: (212) 826-0280
            Attention:   Michael Marocco
                         Douglas Schimmel

21st CENTURY COMMUNICATIONS T-E, L.P.

     By:    Sandler Investment Partners, L.P.
            General Partner

     By:    Sandler Capital Management
            General Partner

     By:    MJDM CORP., a General Partner

     By:    /s/ Ed Grinacoff
            ---------------------------------
     Name:  Ed Grinacoff
     Title: President

Address:    767 Fifth Avenue, 45th Floor
            New York, New York 10153
            Fax: (212) 826-0280
            Attention: Michael Marocco
                       Douglas Schimmel

21st CENTURY COMMUNICATIONS FOREIGN PARTNERS, L.P.


       By:    Sandler Investment Partners, L.P.
              General Partner

       By:    Sandler Capital Management
              General Partner

       By:    MJDM CORP., a General Partner

       By:    /s/ Ed Grinacoff
              -------------------------
       Name:  Ed Grinacoff
       Title: President

Address:      767 Fifth Avenue, 45th Floor
              New York, New York 10153
              Fax: (212) 826-0280
              Attention:    Michael Marocco
                            Douglas Schimmel

SANDLER CAPITAL PARTNERS IV, L.P.

       By:    Sandler Investment Partners, L.P.
              General Partner

       By:    Sandler Capital Management
              General Partner

       By:    MJDM CORP., a General Partner

       By:    /s/ Ed Grinacoff
              --------------------------
       Name:  Ed Grinacoff
       Title: President

Address:      767 5th Avenue, 45th Floor
              New York, New York 10153
              Fax:
              Attention:

SANDLER CAPITAL PARTNERS, IV, FTE, L.P.

     By:     Sandler Investment Partners, L.P.
             General Partner

     By:     Sandler Capital Management
             General Partner

     By:     MJDM CORP., a General Partner

     By:     /s/ Ed Grinacoff
             ---------------------
     Name:   Ed Grinacoff
     Title   President

Address:   767 5th Avenue, 45th Floor
           New York, New York 10153
           Fax: (212) 826-0280
           Attention: Michael Marocco
           Douglas Schimmel

TRIUMPH PARTNERS, III, L.P.,
a Delaware limited partnership

     By:   Triumph III Advisors, L.P.
           General Partner

     By:   Triumph III Advisors, Inc.
           General Partner

By:  /s/ Jeffrey M. Lane
     --------------------------
     Name:  Jeffrey M. Lane
     Title: Managing Director

Address:  100 California Street, Suite 756
          San Francisco, CA 94111
          Fax: (415) 391-8222
          Attention: Jeffrey M. Lane

TRIUMPH III INVESTORS, L.P.
a Delaware limited partnership

        By: Triumph III Advisors, Inc.
            General Partner

By:  /s/ Jeffrey M. Lane
     -----------------------------
     Name:  Jeffrey M. Lane
     Title: Managing Director

Address:    100 California Street, Suite 756
            San Francisco, CA 94111
            Fax: (415) 391-8222
            Attention: Jeffrey M. Lane

TORONTO DOMINION INVESTMENTS, INC.
a Delaware corporation

By:  /s/ Christopher J. Shipman
     -----------------------------
     Name:  Christopher J. Shipman
     Title: Vice President

Address:    909 Fannin Street, Suite 1700
            Houston, Texas 77010
            Fax: (713) 652-2647
            Attention: Martha Gariepy

FIRST UNION CAPITAL PARTNERS, INC.,
a Virginia corporation

By:  /s/ L.W. Hamrick III
     -----------------------------
     Name:  L.W. Hamrick III
     Title: Senior Vice President

Address:    301 South College Street
            Charlotte, N.C. 28288
            Fax: (704) 374-6711
            Attention: Watts Hemrick

HARBOURVEST PARTNERS V - Direct Fund L.P., a Delaware limited partnership

     By: HVP V - Direct Associates LLC
         its General Partner

     By: HARBOURVEST PARTNERS, LLC
         its Managing Member

By:  /s/ William A. Johnston
     -------------------------------
     Name:  William A. Johnston
     Title: Managing Director

Address:  One Financial Center, 44th Floor
          Boston, MA 0911
          Fax: (617) 350-0805
          Attention: William Johnston

INFORMATION ASSOCIATES, L.P.

     By: TRIDENT CAPITAL MANAGEMENT, L.L.C.
         its general partner

By: /s/ Donald R. Dixon
    ---------------------------
    Name:  Donald R. Dixon
    Title: President

Address:  2480 Sand Hill Road
          Menlo Park, CA 94025
          Fax: (650) 233-4333
          Attention: Don Dixon

INFORMATION ASSOCIATES-II,L.P.


By:  /s/ Donald R. Dixon
     ------------------------------------
     Name: Donald R. Dixon
     Title: President

Address:    2480 Sand Hill Road
            Menlo Park, CA 94025
            Fax: (650) 233-4333
            Attention:   Don Dixon

IA-II AFFILIATES FUND, L.L.C.


By:  /s/ Donald R. Dixon
     ------------------------------------
     Name: Donald R. Dixon
     Title: President

Address:    2480 Sand Hill Road
            Menlo Park, CA 94025
            Fax: (650) 233-4333
            Attention:   Don Dixon

INFORMATION ASSOCIATES, C.V.


     By:  TRIDENT CAPITAL MANAGEMENT, L.L.C.
          its investment general partner

By:  /s/ Donald R. Dixon
     ------------------------------------
     Name: Donald R. Dixon
     Title: President

Address:    2480 Sand Hill Road
            Menlo Park, CA 94025
            Fax: (650) 233-4333
            Attention:   Don Dixon

TRIDENT CAPITAL MANAGEMENT-II,L.L.C.


By:  /s/ Donald R. Dixon
     ------------------------------------
     Name: Donald R. Dixon
     Title: President

Address:    2480 Sand Hill Road
            Menlo Park, CA 94025
            Fax: (650) 233-4333
            Attention:   Don Dixon

WESTPOOL INVESTMENT TRUST,
a limited company organized under the laws of England and Wales



By:   /s/ Robert A. Rayne
      ---------------------------
      Name: Robert A. Rayne
      Title: Director

Address:      c/o London Merchant Securities plc
              Carlton House
              33 Robert Adam Street
              London, England WIM5AH
              Fax: 011-44-171-935-3737
              Attention:   Hon. Robert A. Rayne
                           Debra Schneider
                           Michael Waldron
                           Iain MacPhail

SG CAPITAL PARTNERS, LLC



By:   /s/ Elan A. Schultz
      ---------------------------
      Name: Elan A. Schultz
      Title: Managing Director

Address:      1221 Avenue of the Americas
              New York, New York 10020
              Fax: (212) 278-5454
              Attention: Elan Schultz

MERRILL LYNCH KECALP L.P. 1997,
a Delaware limited partnership

By:  /s/ Edward J. Higgins
     ---------------------------
     Name:  Edward J. Higgins
     Title: Managing Director

Address:   World Financial Center
           225 Liberty Street
           South Tower, 23rd Floor
           New York, NY 10080-6123
           Fax: (212) 236-7364
           Attention: Andrew Kaufman

KECALP, INC.,
a Delaware corporation

By:  /s/ Edward J. Higgins
     ---------------------------
     Name:  Edward J. Higgins
     Title: Managing Director

Address:   World Financial Center
           225 Liberty Street
           South Tower, 23rd Floor
           New York, NY 10080-6123
           Fax: (212) 236-7364
           Attention: Andrew Kaufman

WEBER FAMILY TRUST dated 1/6/89,
a California family trust


By:  /s/ Eugene M. Weber
     -------------------------------
     Name: Eugene M. Weber
     Title: Trustee

Address:  50 California Street, Suite 3200
          San Francisco, CA 94111
          Fax: (415) 788-6763
          Attention:  Eugene M. Weber

LION INVESTMENTS LIMITED,
a limited company organized under the laws of England and Wales


By:  /s/ Robert A. Rayne
     -------------------------------
     Name: Robert A. Rayne
     Title: Director

Address:  c/o London Merchant Securities plc
          Carlton House
          33 Robert Adam Street
          London, England WIM5AH
          Fax: 011-44-171-935-3737
          Attention:  Hon. Robert A. Rayne
                      Debra Schneider
                      Michael Waldron
                      Iain MacPhail

GENERATION CAPITAL PARTNERS L.P.

By:  Generation Partners L.P.,
     its General Partner

     By: Generation Capital Company LLC
         its General Partner

         By: /s/ John Hawkins
             -----------------------
             John Hawkins
             Managing Director
             600 Montgomery Street, Suite 3900
             San Francisco, California 94111
             Fax: (415) 646-8625
             Attention: John Hawkins

STATE BOARD OF ADMINISTRATION OF FLORIDA

By:  Generation Partners L.P.,
     its General Partner

     By: Generation Capital Company LLC
         its General Partner

         By: /s/ John Hawkins
             ------------------------
             John Hawkins
             Managing Director
             600 Montgomery Street, Suite 3900
             San Francisco, California 94111
             Fax: (415) 646-8625
             Attention: John Hawkins

GENERATION PARALLEL MANAGEMENT PARTNERS L.P.

By:  Generation Partners L.P.,
     its General Partner

     By: Generation Capital Company LLC
         its General Partner

         By: /s/ John Hawkins
             ------------------------
             John Hawkins
             Managing Director
             600 Montgomery Street, Suite 3900
             San Francisco, California 94111
             Fax: (415) 646-8625
             Attention: John Hawkins

GENERATION PARTNERS



By:  __________________________
     Name: ____________________
     Title: ___________________

Address:  600 Montgomery Street, Suite 3900
          San Francisco, California 94111
          (415) 646-8625
          Attention:  John Hawkins



By:  /s/ John Fujii
     --------------------------
     Name: JOHN D. FUJII

Address:  232 East Thorndale Avenue
          Roselle, IL 60172



By:  /s/ Brian McTernan
     --------------------------
     Name: BRIAN MCTERNAN

Address:  1201 Barclay Circle
          Barrington, IL 60010


American  Cellular Corporation                                                             Exhibit A
List of Stockholders
                                                                 Class A Common Stock         Class A Preferred Stock
                                                                 --------------------------   -----------------------
                                                                                                  Interim Closing
                                                          Total $                              ----------------------
                                                       Investment    $ Investment    Shares    $ Investment    Shares
                                                       ----------    ------------    ------    ------------    ------
Spectrum Equity Investors  II, L.P.                   $50,000,000      $3,571,400    35,714      $1,428,500    14,285
Providence Equity Partners L.P.                        50,000,000       3,571,400    35,714       1,428,500    14,285
Sandler Capital Partners IV, L.P.                      21,264,200       1,518,800    15,188         607,600     6,076
Sandler Capital Partners IV, FTE, L.P.                  8,736,000         624,000     6,240         249,600     2,496
21st Century Communications Partners, L.P.             10,170,700         726,500     7,265         290,600     2,906
21st Century Communications T-E, L.P.                   3,460,300         247,200     2,472          98,900       989
21st Century Communications Foreign Partners, L.P.      1,368,800          97,800       978          39,100       391
Tandem Wireless Investments, L.P.                      40,000,000       2,857,100    28,571       1,142,900    11,429
Triumph Partners III, L.P.                             29,647,800       2,125,000    21,250         846,800     8,468
Triumph III Investors, L.P.                               352,200          17,900       179          10,300       103
First Union Capital Partners, Inc.                     25,000,000       1,785,700    17,857         714,300     7,143
HarbourVest Partners V                                 20,000,000       1,428,600    14,286         571,400     5,714
Information Associates, L.P.                            2,918,700         208,600     2,086          83,400       834
Information Associates, C.V.                               81,300           5,700        57           2,300        23
Information Associates-II, L.P.                        12,000,000         857,200     8,572         342,900     3,429
IA-II Affiliates Fund, L.L.C.                             700,000          50,000       500          20,000       200
Trident Capital Management-II, L.L.C.                   4,300,000         307,100     3,071         122,900     1,229
SG Capital Partners, LLC                               16,500,000       1,178,600    11,786         471,400     4,714
Merrill Lynch KECALP L.P. 1997                          7,700,000         549,800     5,498         240,000     2,400
KECALP, Inc.                                            4,500,000         321,300     3,213         188,600     1,886
Merrill Lynch KECALP International L.P. 1997            2,300,000         164,200     1,642               0         0
ML IBK Positions, Inc.                                    500,000          35,700       357               0         0
Toronto Dominion Investments, Inc.                     15,000,000       1,071,400    10,714         428,600     4,286
Westpool Investment Trust                               8,499,900         606,900     6,069         242,900     2,429
Lion Investments Limited                                1,477,500         105,500     1,055          42,200       422
Weber Family Trust dated 1/6/89                            22,600           1,600        16             600         6
Generation Capital Partners L.P.                        9,653,891         690,291     6,903         275,800     2,758
State Board Administration of Florida                     342,162          24,462       245           9,800        98
Generation Parallel Management Partners L.P.                3,947             247         2             100         1
John Fujii                                              1,750,000         125,000     1,250          50,000       500
Brian McTernan                                          1,750,000         125,000     1,250          50,000       500
                                                     ----------------------------------------------------------------
                                                     $350,000,000     $25,000,000   250,000     $10,000,000   100,000
                                                     ================================================================

Date of Funding:                                                   March 20, 1998            April 22, 1998

                                                         Class A Preferred Stock
                                                       -----------------------------------------------
                                                            Final Closing
                                                       -----------------------     Total         Total
                                                       $ Investment     Shares  $ Investment    Shares
                                                       -------------    ------  ------------    ------
Spectrum Equity Investors  II, L.P.                       45,000,100   450,001   $46,428,600   464,286
Providence Equity Partners L.P.                           45,000,100   450,001    46,428,600   464,286
Sandler Capital Partners IV, L.P.                         19,137,800   191,378    19,745,400   197,454
Sandler Capital Partners IV, FTE, L.P.                     7,862,400    78,624     8,112,000    81,120
21st Century Communications Partners, L.P.                 9,153,600    91,536     9,444,200    94,442
21st Century Communications T-E, L.P.                      3,114,200    31,142     3,213,100    32,131
21st Century Communications Foreign Partners, L.P.         1,231,900    12,319     1,271,000    12,710
Tandem Wireless Investments, L.P.                         36,000,000   360,000    37,142,900   371,429
Triumph Partners III, L.P.                                26,676,000   266,760    27,522,800   275,228
Triumph III Investors, L.P.                                  324,000     3,240       334,300     3,343
First Union Capital Partners, Inc.                        22,500,000   225,000    23,214,300   232,143
HarbourVest Partners V                                    18,000,000   180,000    18,571,400   185,714
Information Associates, L.P.                               2,626,700    26,267     2,710,100    27,101
Information Associates, C.V.                                  73,300       733        75,600       756
Information Associates-II, L.P.                           10,799,900   107,999    11,142,800   111,428
IA-II Affiliates Fund, L.L.C.                                630,000     6,300       650,000     6,500
Trident Capital Management-II, L.L.C.                      3,870,000    38,700     3,992,900    39,929
SG Capital Partners, LLC                                  14,850,000   148,500    15,321,400   153,214
Merrill Lynch KECALP L.P. 1997                             6,910,200    69,102     7,150,200    71,502
KECALP, Inc.                                               3,990,100    39,901     4,178,700    41,787
Merrill Lynch KECALP International L.P. 1997               2,135,800    21,358     2,135,800    21,358
ML IBK Positions, Inc.                                       464,300     4,643       464,300     4,643
Toronto Dominion Investments, Inc.                        13,500,000   135,000    13,928,600   139,286
Westpool Investment Trust                                  7,650,100    76,501     7,893,000    78,930
Lion Investments Limited                                   1,329,800    13,298     1,372,000    13,720
Weber Family Trust dated 1/6/89                               20,400       204        21,000       210
Generation Capital Partners L.P.                           8,687,800    86,878     8,963,600    89,636
State Board Administration of Florida                        307,900     3,079       317,700     3,177
Generation Parallel Management Partners L.P.                   3,600        36         3,700        37
John Fujii                                                 1,575,000    15,750     1,625,000    16,250
Brian McTernan                                             1,575,000    15,750     1,625,000    16,250
                                                       -----------------------------------------------
                                                        $315,000,000 3,150,000  $325,000,000 3,250,000
                                                       ===============================================

Date of Funding:                                       June 22, 1998
                                                       -------------

                                                                       EXHIBIT D


                         REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of March 5, 1998 is entered into by and among American Cellular Corporation, a Delaware corporation (the "Company"), and each of the parties listed on Exhibit
                                                                        -------
A hereto (the "Stockholders").  As used in this Agreement, the defined term
-
"Company" shall refer to both American Cellular Corporation and any successor entity thereto.

                                    RECITALS
                                    --------

          A. The Stockholders own shares of the Company's common stock, par value $.01 per share (the "Common Stock").

          B. The Company and the Stockholders desire to provide for the registration under the Securities Act of 1933, as amended, of the Registrable Securities (as defined below), all according to the terms of this Agreement.

                                   AGREEMENT
                                   ---------

          1.  Certain Definitions.
              -------------------

          As used in this Agreement, the following terms shall have the following respective meanings:


              (a)  "Common Shares" shall mean any and all series or classes of
                    -------------
the Common Stock of the Company, whether voting or non-voting.

              (b)  "Exchange Act" shall mean the Securities Act of 1934, as
                    ------------
amended.

              (c)  "Initial Public Offering" shall mean the initial sale of
                    -----------------------
shares of Common Shares to the public pursuant to a registration statement under the Securities Act which has been declared effective by the SEC (other than a registration statement on Form S-8 or Form S-4 or any successor to such Form, or any other similar form) which results in an active trading market in the Common Shares.

              (d)  "NASD" shall mean the National Association of Securities
                    ----
Dealers, Inc.

              (e)  "Prospectus" shall mean the prospectus included in any
                    ----------
Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

              (f)  The terms "Register", "Registered" and "Registration" refer
                              --------    ----------       ------------
to a registration effected by preparing and filing a registration statement in compliance with the Securities Act ("Registration Statement"), and the declaration or ordering of the effectiveness of such Registration Statement.


              (g)  "Registrable Securities" shall mean all Common Shares issued
                    ----------------------
to the Stockholders and any securities of the Company which may be issued or distributed with respect to, or in exchange or substitution for, or upon conversion into Common Shares pursuant to a stock dividend, stock split or other distribution, merger, consolidation, recapitalization or reclassification or otherwise; provided, however, that any Registrable Securities shall cease to be
           --------  -------
Registrable Securities when (i) a Registration Statement with respect to the sale of such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (ii) such Registrable Securities are distributed pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (iii) such Registrable Securities shall have been otherwise transferred and new certificates for them not bearing a legend restricting further transfer under the Securities Act shall have been delivered by the Company; and provided,
                                                                 --------
further, that any securities that have ceased to be Registrable Securities
-------
cannot thereafter become Registrable Securities and any security that is issued or distributed in respect of securities that have ceased to be Registrable Securities is not a Registrable Security.

              (h)  "Registration" shall mean a Demand Registration or a
                    ------------
Piggyback Registration.

              (i)  "Registration Statement" shall mean any registration
                    ----------------------
statement of the Company filed with the SEC which covers any of the Registrable Securities, including the Prospectus, amendments and supplements to such registration statement and all exhibits and all material incorporated by reference in such registration statement.

              (j)  "SEC" shall mean the Securities and Exchange Commission.
                    ---

              (k)  "Securities Act" shall mean the Securities Act of 1933, as
                    --------------
amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

              (l)  "Stockholders Agreement" shall mean the Stockholders
                    ----------------------
Agreement dated as of the date hereof by and among the Company and the Stockholders.

              (m) "Underwritten Registration" or "Underwritten Offering" shall
                   -------------------------      ---------------------
mean a sale of securities of the Company to an underwriter for reoffering to the public.

          2.  Demand Registration.
              -------------------

              (a)  Right to Demand; Demand Notices.  Subject to the terms of
                   -------------------------------
this Agreement, in the event the Company shall receive from the Stockholders holding Common Shares representing an aggregate of at least 10% of the then outstanding Registrable Securities (the "Initiating Holders") at any time and from time to time commencing after an Initial Public Offering, a written request that the Company effect a Registration (a "Demand Registration"), the reasonably anticipated aggregate price to the public of which would be at least $35,000,000, the Company shall (a) promptly give written notice of the proposed Registration to all other Stockholders, and (b) as soon as practicable, use its best efforts to effect Registration of the Registrable Securities specified in such request, together with any Registrable Securities of any Stockholder joining in such request as are specified in a written request given within twenty (20) days after written notice from the Company of the proposed Registration. Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect any such Registration pursuant to this Section 2(a)
(i) unless Stockholders holding Common Shares representing an aggregate of at least 34% of the Registrable Securities then outstanding elect to participate in such Demand Registration, or (ii) after the Company has effected three (3) such Registrations pursuant to this Section 2(a) and such Registrations have been declared effective; provided, however, that one Stockholder may not request more than one Demand Registration that is effected.

              (b)  Company's Right to Defer Registration.  If the Company is
                   -------------------------------------
requested to effect a Demand Registration and the Company furnishes to the Initiating Holder a copy of a Board resolution certified by the secretary of the Company stating that in the good faith judgment of the Board it would be adverse to the Company and its Stockholders for such registration statement to be filed on or before the date such filing would otherwise be required under this Section 2, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after the Company receives the registration request from the Initiating Holder. If the Company so postpones the filing of a registration statement, and if the Initiating Holder within thirty (30) days after receipt of the notice of postponement advises the Company in writing that it has determined to withdraw such request for Demand Registration, then such Demand Registration shall be deemed to be withdrawn and such request shall be deemed not to have been exercised for purposes of determining whether the Initiating Holder has exhausted its single permitted request.

              (c)  Registration Statement Form.  Registrations under this
                   ---------------------------
Section 2 shall be on an appropriate SEC registration form (i) that is selected by the Company and is reasonably acceptable to the Initiating Holder and (ii) that permits the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the Initiating Holder's request for such Demand Registration.

              (d)  Effective Registration Statement.  The Company shall be
                   --------------------------------
deemed to have effected a Demand Registration if: (i) the SEC declares effective the Registration Statement relating to such Demand Registration; provided,
                                                                 --------
however, that no Demand Registration shall be deemed to have been effected if
-------
(x) such registration, after it has become effective, is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court by reason of an act or omission by the Company or
(y) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied because of an act or omission by the Company (other than a failure of the Company or any of its representatives to execute or deliver any closing certificate by reason of facts or circumstances not within the control of the Company or such representatives); or (ii) at any time after an Initiating Holder requests a Demand Registration and prior to the effectiveness of the Registration Statement, the preparation of such Registration Statement is discontinued or such Registration Statement is withdrawn or abandoned at the request of the holders of a majority of Registrable Securities sought to be registered in such Registration Statement (unless such Stockholders have paid to the Company in full the Registration Expenses, defined in Section 6, in connection with such Registration Statement).

              (e)  Priority on Demand Registrations.  If the managing
                   --------------------------------
underwriter or agent, if any, of a Demand Registration (or, in the case of a Demand Registration not being underwritten, the Initiating Holder), advises the Company in writing that in its opinion the number of securities requested to be included in such Demand Registration exceeds the number which can be sold in the offering covered by such Demand Registration without a significant adverse effect on the price, timing or distribution of the securities offered, the Company shall include in such registration only the number of securities that, in the opinion of such underwriter or agent (or the Initiating Holder, as the case may be), can be sold without a significant adverse effect on the price, timing or distribution of the securities offered, selected pro rata among the
                                                           --- ----
Stockholders which have requested to be included in such Demand Registration based upon their relative ownership of Registrable Securities prior to such Registration, to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such underwriters or agent, if any (or the Initiating Holder, as the case may be). The Company and other Stockholders may also include securities in such Registration if, but only if, such underwriter or agent (or the Initiating Holder, as the case may be) concludes that such inclusion will not interfere with the successful marketing of all the Registrable Securities requested to be included in such registration.

              (f)  Selection of Underwriters.  If any offering pursuant to a
                   -------------------------
Demand Registration involves an Underwritten Offering, the Initiating Holder shall have the right to select the managing underwriter or underwriters to administer the offering. Any managing underwriter must be a firm of nationally recognized standing and reasonably satisfactory to the Company.

          3.  Piggyback Registrations.
              -----------------------

              (a)  Participation.  Subject to paragraph (b) and (e) below and
                   -------------
Section 9, if at any time after the date of this Agreement the Company files a Registration Statement (other than a "universal shelf" Registration Statement on Form S-3, registration on Form S-4 or S-8 or any successor to such forms, or any other registration of securities as it relates to an offering and sale to management of the Company pursuant to any employee stock plan or other employee benefit plan arrangement) with respect to an offering that includes any shares of Common Stock, then the Company shall give prompt notice (the "Piggyback Notice") to the Stockholders, and the Stockholders shall be entitled to include in such Registration Statement any or all of the Registrable Securities held by them (the "Piggyback Registration"). The Piggyback Notice shall offer the Stockholders the opportunity to register such number of shares of Registrable Securities as each Stockholder may request and shall set forth (i) the anticipated filing date of such Registration Statement and (ii) the number of shares of Common Stock that is proposed to be included in such Registration Statement. The Company shall include in such Registration Statement any shares of Registrable Securities for which it has received written requests to register such shares within fifteen (15) days after the Piggyback Notice has been given.

              (b)  Underwriter's Cutback.  Notwithstanding the foregoing, if a
                   ---------------------
Piggyback Registration pursuant to this Section 3 involves an Underwritten Offering and the managing underwriter or underwriters of such proposed Underwritten Offering delivers an opinion to the Stockholders that the total or kind of securities which such Stockholders and any other persons or entities intend to include in such offering would be reasonably likely to adversely affect the price, timing or distribution of the securities offered in such offering, then the Company shall include in such Piggyback Registration (i) first, 100% of the securities the Company proposes to sell, and (ii) second, to the extent of the amount of securities which all other Stockholders have requested to be included in such Piggyback Registration, which, in the opinion of the managing underwriter or underwriters, can be sold without the adverse effect referred to above, such amount to be allocated pro rata among all other
                                                      --- ----
Stockholders based upon their relative ownership of Registrable Securities prior to such Registration.

              (c)  Company Control.  The Company may decline to file a
                   ---------------
Registration Statement after giving the Piggyback Notice, or withdraw a Registration Statement after filing and after such Piggyback Notice (but prior to the effectiveness of the Registration Statement), provided that the Company shall promptly notify each Stockholder in writing of any such action and provided further that the Company shall bear all reasonable expenses incurred by the Stockholders or otherwise in connection with the withdrawn Registration Statement.

              (d)  No Effect on Demand Registrations.  No Piggyback Registration
                   ---------------------------------
effected under this Section 3 shall be deemed to have been effected pursuant to
Section 2 or shall relieve the Company of its obligation to effect any Demand Registration upon request under Section 2.

              (e)  Initial Public Offering.  No Stockholder shall be entitled to
                   -----------------------
include any Registrable Securities in a Registration Statement relating to the Initial Public Offering unless at least (x) five members of the Board of Directors of the Company, or (y) a majority of such Board of Directors, whichever is greater, shall approve the inclusion.

          4.  Restrictions on Public Sale by the Company
              ------------------------------------------

          The Company agrees not to effect any public sale or distribution of any securities the same as or similar to those being registered by the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) day period prior to, and during the ninety (90) day period (or such longer period of up to 180 days as may be required by such underwriter) beginning with, the effective date of a Registration Statement filed under Section 2 or 3 or the commencement of the public distribution of securities to the extent timely notified in writing by a Stockholder or the managing underwriters (except as part of such registration, if permitted, or pursuant to a "universal shelf" Registration Statement, registrations on Forms S-4 or S-8 or any successor to such forms, or any other registration of securities for offering and sale to management of the Company pursuant to any employee stock plan or other employee benefit plan arrangement).

          5.  Registration Procedures.  In connection with the Company's
              -----------------------
Registration obligations pursuant to Sections 2 and 3, the Company shall use its best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof. The Company shall as expeditiously as possible:

              (a) prepare and file with the SEC a Registration Statement or Registration Statements relating to the applicable Demand Registration or Piggyback Registration, including all exhibits and financial statements required by the SEC to be filed therewith, and use its best efforts to cause such Registration Statement to become effective; provided that before filing a
                                            --------
Registration Statement or Prospectus or any amendments or supplements thereto, the Company will furnish to the holders of Registrable Securities covered by such Registration Statement and their counsel and to each underwriter or agent, if any, copies of such Registration Statement or Prospectus substantially in the form proposed to be filed at least five (5) business days, with respect to any Demand Registration, or two (2) business days, with respect to any Piggyback Registration, prior to the filing date and copies of any amendments or supplements substantially in the form proposed to be filed with respect to a Demand Registration at least two (2) business days prior to the filing date, which documents will be subject to the reasonable review of such Stockholders and underwriter or agent and their respective counsel, and the Company will not file any Registration Statement or Prospectus or, with respect to any Demand Registration, any amendment or supplement thereto (including such documents incorporated by reference) to which the majority of the Stockholders covered by such Registration Statement shall reasonably object; and provided, further, that
                                                         --------  -------
the Company will furnish copies of any amendments or supplements in the form filed with respect to any Piggyback Registration, simultaneously with the filing of such amendments or supplements;

              (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than 180 days (or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn), or, if such Registration Statement relates to an Underwritten Offering, such longer period as in the opinion of counsel for the underwriters a Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

              (c) notify the selling Stockholders and the managing underwriters, if any, and (if requested) confirm such advice in writing, as soon as practicable after notice thereof is received by the Company: (i) when the Registration Statement or any amendment thereto has been filed or becomes effective, the Prospectus or any amendment or supplement to the Prospectus has been filed, and, to furnish such selling Stockholders and managing underwriters with copies thereof, (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any preliminary Prospectus or Prospectus or the initiation or threatening of any proceedings for such purposes, (iv) if at any time the representations and warranties of the Company contemplated by paragraph (m) below cease to be true and correct and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

              (d) promptly notify the selling Stockholders and the managing underwriters, if any, at any time prior to nine months after the time of issue of the Prospectus, when the Company becomes aware of the happening of any event as a result of which the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the Prospectus and any preliminary Prospectus, in light of the circumstances under which they were made) when such Prospectus was delivered not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement the Prospectus in order to comply with the Securities Act and, in either case as promptly as practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Stockholders and the managing underwriters, if any, a supplement or amendment to such Prospectus which will correct such statement or omission or effect such compliance;

              (e) make every reasonable effort to obtain the withdrawal of any stop order or other order suspending the use of any preliminary Prospectus or Prospectus or suspending any qualification of the Registrable Securities;

              (f) if requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an Underwritten Offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the Underwritten (or best efforts underwritten) Offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

              (g) furnish to each selling Stockholder and each managing underwriter, without charge, one executed copy and as many conformed copies as they may reasonably request, of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

              (h) deliver to each selling Stockholder and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request (it being understood that the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Stockholders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto) and such other documents as such selling Stockholder may reasonably request in order to facilitate the disposition of the Registrable Securities by such Stockholder;

              (i) on or prior to the date on which the Registration Statement is declared effective, use its best efforts to register or qualify, and cooperate with the selling Stockholder, the managing underwriter or agent, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as any such seller, underwriter or agent, if any, reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to
                        --------
qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

              (j) cooperate with the selling Stockholders and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

              (k) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

              (l) not later than the effective date of the applicable Registration, provide a CUSIP number for all Registrable Securities and provide the applicable trustee or transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with the transfer agent selected by the Company;

              (m) make such representations and warranties to the Stockholders of Registrable Securities being registered, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in primary underwritten public offerings;

              (n) enter into such customary agreements (including an underwriting agreement) and take all such other actions as the majority of the Stockholders of any Registrable Securities being sold or the managing underwriter or agent, if any, reasonably request in order to expedite or facilitate the Registration and disposition of such Registrable Securities;

              (o) obtain for delivery to the Stockholders of Registrable Securities being registered and to the underwriter or agent, if any, an opinion or opinions from counsel for the Company, upon consummation of the sale of such Registrable Securities to the underwriters (the "Closing Date") in customary form and in form, substance and scope reasonably satisfactory to such Stockholders, underwriters or agents and their counsel;

              (p) obtain for delivery to the Company and the underwriter or agent, if any, with copies to the Stockholders, a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or the Stockholders of a majority of the Registrable Securities being sold reasonably request, dated the effective date of the Registration Statement and brought down to the Closing Date;

              (q) cooperate with each seller of Registrable Securities and each underwriter or agent, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

              (r) make available for inspection by a representative of the Stockholders of a majority of the Registrable Securities, any underwriter participating in any disposition pursuant to such Registration, and any attorney or accountant retained by such Stockholders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration; provided that any records,
                                                 --------
information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by law;

              (s) use its best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

              (t) as promptly as practicable after filing with the SEC of any document which is incorporated by reference into the Registration Statement or the Prospectus, provide copies of such document to counsel for the selling Stockholders and to the managing underwriters, if any;

              (u) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement; and

              (v) use its best efforts to list (if such Registrable Securities are not already listed) all Registrable Securities covered by such Registration Statement on The New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market.

              The Company may require each seller of Registrable Securities as to which any Registration is being effected to furnish to the Company any information regarding the distribution of such securities and any other information relating to such Stockholder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing. Each Stockholder agrees to furnish such information to the Company and to cooperate with the Company as necessary to enable the Company to comply with the provisions of this Agreement.

              Each Stockholder agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (d), such Stockholder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Stockholder's receipt of the copies of the supplemented or amended Prospectus contemplated by paragraph (d), or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Stockholder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Stockholder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

          6.  Registration Expenses.  Except as provided in Section 2(d), the
              ---------------------
Company shall bear all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation (a) all registration and filing fees, and any other fees and expenses associated with filings required to be made with any stock exchange, the SEC and the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the NASD), (b) all fees and expenses of compliance with state securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling Stockholders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or the majority of the Stockholders of the Registrable Securities being sold may designate), (c) all printing and related messenger and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with the transfer agent selected by the Company and of printing prospectuses), (d) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (e) Securities Act liability insurance if the Company so desires or the underwriters so require, (f) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange and all rating agency fees, (g) all reasonable fees and disbursements of one counsel selected by the Stockholders holding a majority of the Registrable Securities being registered to represent such Stockholders in connection with such registration, (h) all fees and disbursements of underwriters customarily paid by the issuers or sellers of securities (excluding underwriting discounts and commissions and transfer taxes, if any, that are attributable to the Stockholders), and fees and disbursements of counsel to underwriters (other than such fees and disbursements incurred in connection with any registration or qualification of Registrable Securities under the securities or blue sky laws of any state), and (i) fees and expenses of other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), regardless of whether the Registration Statement becomes effective (except as provided in Section 2(d)). The Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any audit and the fees and expenses of any Person, including special experts, retained by the Company.

          7.  Indemnification.
              ---------------

              (a) Indemnification by Company.  The Company agrees to indemnify
                  --------------------------
and hold harmless, to the full extent permitted by law, each Stockholder, its officers, directors and employees and each Person who controls such Stockholder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Stockholder expressly for use therein; provided, however, that the Company shall not be liable in any
                 --------  -------
such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such preliminary Prospectus if (i) such Stockholder failed to deliver or cause to be delivered a copy of the Prospectus to the Person asserting such loss, claim, damage, liability or expense after the Company had furnished such Stockholder with a sufficient number of copies of the same and (ii) the Prospectus completely corrected in a timely manner such untrue statement or omission; and provided, further, that the
                                                     --------  -------
Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus and the Stockholder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of the Registrable Securities to the Person asserting such loss, claim, damage, liability or expense after the Company had furnished such Stockholder with a sufficient number of copies of the same. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities
Act) to the same extent as provided above with respect to the indemnification of the Stockholders, if requested.

              (b) Indemnification by Selling Stockholder of Underlying
                  ----------------------------------------------------
Securities. In connection with each Registration, each selling Stockholder shall
----------
furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages or liabilities and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such selling Stockholder to the Company specifically for inclusion in such Registration Statement or Prospectus and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the

Person asserting such loss, claim, damage, liability or expense. In no event shall the liability of any selling Stockholder under this Section 7 be greater in amount than the dollar amount of the proceeds received by such Stockholder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

              (c) Conduct of Indemnification Proceedings.  Any Person entitled
                  --------------------------------------
to indemnification under this Section 7 shall (i) give prompt (but in any event within 30 days after such Person has actual knowledge of the facts constituting the basis for indemnification) written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any delay or
                                       --------  -------
failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations under this Section 7 only to the extent, if at all, that it is prejudiced by reason of such delay or failure; provided, further however,
                                                  --------  ------- -------
that any Person entitled to indemnification under this Section 7 shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification under this Section 7 and employ counsel reasonably satisfactory to such Person or (c) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld), provided that an indemnified party shall not be
                               --------
required to consent to any settlement involving the imposition of equitable remedies or involving the imposition of any material obligations on such indemnified party other than financial obligations for which such indemnified party will be indemnified under this Section 7. No indemnifying party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Whenever the indemnified party or the indemnifying party receives a firm offer to settle a claim for which indemnification is sought under this Section 7, it shall promptly notify the other of such offer. If the indemnifying party refuses to accept such offer within 20 business days after receipt of such offer (or of notice thereof), such claim shall continue to be contested and, if such claim is within the scope of the indemnifying party's indemnity contained herein, the indemnified party shall be indemnified pursuant to the terms of this Section 7. If the indemnifying party notifies the indemnified Party in writing that the indemnifying party desires to accept such offer, but the indemnified party refuses to accept such offer within 20 business days after receipt of such notice, the indemnified party may continue to contest such claim and, in such event, the total maximum liability of the indemnifying party to indemnify or otherwise reimburse the indemnified party under this Section 7 with respect to such claim shall be limited to and shall not exceed the amount of such offer, plus reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and disbursements) to the date of notice that the indemnifying party desires to accept such offer, provided that this sentence shall not apply to any
                              --------
settlement of any claim involving the imposition of equitable remedies or to any settlement imposing any material obligations on such indemnified party other than financial obligations for which such indemnified party will be indemnified under this Section 7. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the written opinion of counsel to the indemnified party, reasonably satisfactory to the indemnifying party, use of one counsel would be expected to give rise to a conflict of interest between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of one such additional counsel.

              (d) Other Indemnification.  Indemnification similar to that
                  ---------------------
specified in this Section 7) (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under federal or state law or regulation of governmental authority other than the Securities Act.

              (e) Contribution.  If for any reason the indemnification provided
                  ------------
for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by the preceding paragraphs (a) and (b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided that no selling Stockholder shall be required to contribute in an amount greater than the dollar amount of the proceeds received by such selling Stockholder or the amount it would have been required to contribute pursuant to Section 7(a) above had it been enforceable, with respect to the sale of any securities. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          8.  Participation in Underwritten Registrations.
              -------------------------------------------

          No Person may participate in any Underwritten Registration under this
Section 8 unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Nothing in this
Section 8 shall be construed to create any additional rights regarding the Registration of Registrable Securities in any Person other than as set forth in this Agreement.

          9.  Market Stand-off.
              ----------------

          The Stockholders hereby agree that, if so requested by the Company or the managing underwriter or agent, if any, the Stockholders shall not sell or otherwise transfer any Registrable Securities or other securities of the Company during the seven (7) day period prior to, and during the 180 day period following the effective date of a Registration Statement of the Company filed under the Securities Act with respect to the Company's Initial Public Offering, and during the period specified by the managing underwriter or agent, if any, (not to exceed 90 days) following the effective date of a Registration Statement of the Company filed under the Securities Act with respect to any subsequent primary offering by the Company or a Demand Registration (except in either case as part of such underwritten registration), in each case without the prior written consent of the managing underwriter or agent, if any, for such offering; provided that all officers of the Company enter into similar agreements.

         10.  Miscellaneous.
              -------------

              (a) Entire Agreement.  This Agreement constitutes the entire
                  ----------------
agreement between the Company and the Stockholders relative to the subject matters hereof. Any previous agreement between the Company and the Stockholders concerning Registration rights in connection with the Registrable Securities is superseded by this Agreement.

              (b) Consent.  From and after the date of this Agreement, the
                  -------
Company shall not, without the consent of holders of a majority of the then outstanding Registrable Securities, enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless such new registration rights, including standoff obligations, are on a pari passu basis with, or are subordinate to, the
                               ---- -----
rights of the holders hereunder.

              (c) Governing Law.  This Agreement shall be governed by and
                  -------------
construed in accordance with the laws of the State of Delaware without regard to its conflict of law principles or rules.

              (d) Counterparts.  This Agreement may be executed in one or more
                  ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              (e) Headings.  The headings of the Sections of this Agreement are
                  --------
for convenience and shall not by themselves determine the interpretation of this Agreement.

              (f) Notices.  Any notice required or permitted hereunder shall be
                  -------
given in writing and shall be conclusively deemed effectively given (a) upon personal delivery to the person to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after deposit in the United States mail, by registered or certified mail, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt addressed as set forth on the signature page of this Agreement, or at such other address as a party may designate by ten (10) days' advance written notice to the other party.

              (g) Amendment of Agreement.  Any provision of this Agreement may
                  ----------------------
be amended, modified or waived only by a written instrument signed by the Company and the holders of at least sixty-six and two-thirds percent (66-2/3%) of the then outstanding Registrable

Securities; provided that no amendment which adversely affects any Stockholder other than in the same manner that such amendment affects each other Stockholder on a pro rata basis will be effective without such first Stockholder's written consent. Exhibit A may be amended by the Company as necessary to reflect the
         ---------
addition of parties hereto consistent with Section 10(b) or reflect assignments permitted by Section 10(h).

              (h) Assignment; Successors and Assigns.  Except as set forth
                  ----------------------------------
herein, this Agreement is not assignable by the parties hereto without the written consent of the other parties. The rights to cause the Company to register Registrable Securities pursuant to Section 2 and 3 may be assigned by a Stockholder to a transferee or assignee of Registrable Securities which (a) is a subsidiary, parent, general partner, limited partner or retired partner, member or retired member of a Stockholder or (b) is a Stockholder's family member or trust for the benefit of an individual Stockholder, provided, however, (i) the transferor shall, at least 10 days prior to such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

              Except as otherwise expressly provided for herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such Registrable Securities in its records as the absolute owner and holder of such Registrable Securities for all purposes.

              (i) Severability.  In the event that any one or more of the
                  ------------
provisions contained herein, or the application thereof in any circumstance is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

              (j) Attorney's Fees.  In any action or proceeding brought to
                  ---------------
enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorney's fees in addition to any other available remedy.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

THE COMPANY:

AMERICAN CELLULAR CORPORATION,
a Delaware corporation

By:  /s/Brion Applegate
     ------------------
     Name: Brion Applegate
     Title: Chairman and CEO

Address:  245 Lytton Avenue, Suite 175
          Palo Alto, CA 94301
          Fax:  (415) 464-4601
          Attention:  Brion Applegate

THE STOCKHOLDERS:

SPECTRUM EQUITY INVESTORS II, L.P.,
a Delaware limited partnership

By:  Spectrum Equity Associates II, L.P., its Managing General Partner
     Name: /s/Brion Applegate
           ------------------
     Title: Managing General Partner

Address:  245 Lytton Avenue, Suite 175
          Palo Alto, CA 94301
          Fax:  (415) 464-4601
          Attention:  Brion Applegate

PROVIDENCE EQUITY PARTNERS L.P.,
a Delaware limited partnership

     By:  PROVIDENCE EQUITY PARTNERS, L.L.C.,
     its general partner

By:  /s/ Jonathan M. Nelson
     ----------------------
     Name: ________________
     Title: _______________

Address:  50 Kennedy Plaza
          900 Fleet Center
          Providence, RI 02903
          Fax:  (401) 751-1790
          Attention:  Jonathan M. Nelson
                      Mark Pelson

TANDEM WIRELESS INVESTMENTS, L.P.,
a Delaware limited partnership

     By:  LIVE CYCLES HOLDINGS CO.
     Its General Partner

     By:  /s/ Lynn McDonald
          -----------------
          Lynn McDonald
          Title:  Vice President and Secretary

     By:  /s/ Pierre Belanger
          -------------------
          Pierre Belanger
          Title:  President

21st CENTURY COMMUNICATIONS PARTNERS, L.P.

     By:  Sandler Investment Partners, L.P.
          General Partner

     By:  Sandler Capital Management
          General Partner

     By:  MJDM CORP., a General Partner

     By:  /s/ Ed Grinacoff
          ----------------
          Name:  Ed Grinacoff
          Title:  President

Address:  767 Fifth Avenue, 45th Floor
          New York, New York 10153
          Fax:  (212) 826-0280
          Attention:  Michael Marocco
                      Douglas Schimmel

21st CENTURY COMMUNICATIONS T-E, L.P.

     By:  Sandler Investment Partners, L.P.
          General Partner

     By:  Sandler Capital Management
          General Partner

     By:  MJDM CORP., a General Partner

     By:  /s/ Ed Grinacoff
          ----------------
          Name:  Ed Grinacoff
          Title:  President

Address:  767 Fifth Avenue, 45th Floor
          New York, New York 10153
          Fax:  (212) 826-0280
          Attention:  Michael Marocco
                      Douglas Schimmel

21st CENTURY COMMUNICATIONS FOREIGN PARTNERS, L.P.

     By:  Sandler Investment Partners, L.P.
          General Partner

     By:  Sandler Capital Management
          General Partner

     By:  MJDM CORP., a General Partner

     By:  /s/ Ed Grinacoff
          ----------------
          Name:  Ed Grinacoff
          Title:  President

Address:  767 Fifth Avenue, 45th Floor
          New York, New York 10153
          Fax:  (212) 826-0280
          Attention:  Michael Marocco
                      Douglas Schimmel

SANDLER CAPITAL PARTNERS IV, L.P.

     By:  Sandler Investment Partners, L.P.
          General Partner

     By:  Sandler Capital Management
          General Partner

     By:  MJDM CORP., a General Partner

     By:  /s/ Ed Grinacoff
          ----------------
          Name:  Ed Grinacoff
          Title:  President

Address:  767 5th Avenue, 45th Floor
          New York, New York 10153
          Fax:
          Attention:

SANDLER CAPITAL PARTNERS IV, FTE, L.P.

     By:  Sandler Investment Partners, L.P.
          General Partner

     By:  Sandler Capital Management
          General Partner

     By:  MJDM CORP., a General Partner

     By:  /s/ Ed Grinacoff
          ----------------
          Name:  Ed Grinacoff
          Title:  President

Address:  767 5th Avenue, 45th Floor
          New York, New York 10153
          Fax:  (212) 826-0280
          Attention:  Michael Marocco
     Douglas Schimmel

TRIUMPH PARTNERS III, L.P.,
a  Delaware limited partnership

     By:  Triumph III Advisors, L.P.
          General Partner

     By:  Triumph III Advisors, Inc.
          General Partner

By:  /s/ Jeffrey M. Lane
     -------------------
     Name:  Jeffrey M. Lane
     Title:  Managing Director

Address:  100 California Street, Suite 756
          San Francisco, CA 94111
          Fax:  (415) 391-8222
          Attention:  Jeffrey M. Lane

TRIUMPH III INVESTORS, L.P.,
a  Delaware limited partnership

     By:  Triumph III Advisors, Inc.
          General Partner

By:  /s/ Jeffrey M. Lane
     -------------------
     Name:  Jeffrey M. Lane
     Title:  Managing Director

Address:  100 California Street, Suite 756
          San Francisco, CA 94111
          Fax:  (415) 391-8222
          Attention:  Jeffrey M. Lane

TORONTO DOMINION INVESTMENTS, INC.,
a Delaware corporation

By:  /s/ Christopher J. Shipman
     --------------------------
     Name:  Christopher J. Shipman
     Title:  Vice President

Address:  909 Fannin Street, Suite 1700
          Houston, Texas 77010
          Fax:  (713) 652-2647
          Attention:  Martha Gariepy

FIRST UNION CAPITAL PARTNERS, INC.,
a Virginia corporation

By:  /s/ L.W. Hamrick III
     --------------------
     Name:  L.W. Hamrick III
     Title:  Senior Vice President

Address:  301 South College Street
          Charlotte, N.C. 28288
          Fax:  (704) 374-6711
          Attention:  Watts Hemrick

HARBOURVEST PARTNERS V - Direct Fund L.P., a Delaware limited partnership


     By:  HVP V - Direct Associates LLC
          its General Partner

     By:  HARBOURVEST PARTNERS, LLC
          its Managing Member


By:  /s/ William A. Johnston
     -----------------------
     Name: William A. Johnston
     Title: Managing Director


Address:  One Financial Center, 44th Floor
          Boston, MA 0911
          Fax:  (617) 350-0805
          Attention:  William Johnston

INFORMATION ASSOCIATES, L.P.


     By:  TRIDENT CAPITAL MANAGEMENT, L.L.C.
     its general partner


By:  /s/ Donald R. Dixon
     -------------------
     Name:  Donald R. Dixon
     Title: President

Address:  2480 Sand Hill Road
          Menlo Park, CA 94025
          Fax:  (650) 233-4333
          Attention:  Don Dixon

INFORMATION ASSOCIATES-II, L.P.

By:  /s/ Donald R. Dixon
     -------------------
     Name:  Donald R. Dixon
     Title: President

Address:  2480 Sand Hill Road
          Menlo Park, CA 94025
          Fax:  (650) 233-4333
          Attention:  Don Dixon

IA-II AFFILIATES FUND, L.L.C.

By:  /s/ Donald R. Dixon
     -------------------
     Name:  Donald R. Dixon
     Title: President

Address:  2480 Sand Hill Road
          Menlo Park, CA 94025
          Fax:  (650) 233-4333
          Attention:  Don Dixon

INFORMATION ASSOCIATES, C.V.


     By:  TRIDENT CAPITAL MANAGEMENT, L.L.C.
     its investment general partner

By:  /s/ Donald R. Dixon
     -------------------
     Name:  Donald R. Dixon
     Title: President

Address:  2480 Sand Hill Road
          Menlo Park, CA 94025
          Fax:  (650) 233-4333
          Attention:  Don Dixon

TRIDENT CAPITAL MANAGEMENT-II, L.L.C.

By:  /s/ Donald R. Dixon
     -------------------
     Name:  Donald R. Dixon
     Title: President

Address:  2480 Sand Hill Road
          Menlo Park, CA 94025
          Fax:  (650) 233-4333
          Attention:  Don Dixon

WESTPOOL INVESTMENT TRUST,
a limited company organized under the laws of England and Wales



By:  /s/ Robert A. Rayne
     -------------------
     Name: Robert A. Rayne
     Title: Director

Address:  c/o London Merchant Securities plc
          Carlton House
          33 Robert Adam Street
          London, England WIM5AH
          Fax:  011-44-171-935-3737
          Attention:  Hon. Robert A. Rayne
                      Debra Schneider
                      Michael Waldron
                      Iain MacPhail

SG CAPITAL PARTNERS, LLC



By:  /s/ Elan A. Schultz
     -------------------
     Name: Elan A. Schultz
     Title: Managing Director

Address:  1221 Avenue of the Americas
          New York, New York  10020
          Fax:  (212) 278-5454
          Attention:  Elan Schultz

MERRILL LYNCH KECALP L.P. 1997,
a Delaware limited partnership

By:  /s/ Edward J. Higgins
     ---------------------
     Name: Edward J. Higgins
     Title: Managing Director

Address:  World Financial Center
          225 Liberty Street
          South Tower, 23rd Floor
          New York, NY 10080-6123
          Fax:  (212) 236-7364
          Attention:  Andrew Kaufman

KECALP, INC.,
a Delaware corporation

By:  /s/ Edward J. Higgins
     ---------------------
     Name: Edward J. Higgins
     Title: Managing Director

Address:  World Financial Center
          225 Liberty Street
          South Tower, 23rd Floor
          New York, NY 10080-6123
          Fax:  (212) 236-7364
          Attention:  Andrew Kaufman

WEBER FAMILY TRUST dated 1/6/89,
a California family trust

By:  /s/ Eugene M. Weber
     -------------------
     Name: Eugene M. Weber
     Title: Trustee

Address:  50 California Street, Suite 3200
          San Francisco, CA 94111
          Fax:  (415) 788-6763
          Attention:  Eugene M. Weber

LION INVESTMENTS LIMITED,
a limited company organized under the laws of England and Wales

By:  /s/ Robert A. Rayne
     -------------------
     Name: Robert A. Rayne
     Title: Director

Address:  c/o London Merchant Securities plc
          Carlton House
          33 Robert Adam Street
          London, England WIM5AH
          Fax:  011-44-171-935-3737
          Attention:  Hon. Robert A. Rayne
                      Debra Schneider
                      Michael Waldron
                      Iain MacPhail

GENERATION CAPITAL PARTNERS L.P.
By:  Generation Partners L.P.,
     its General Partner

     By:  Generation Capital Company LLC
          its General Partner

     By:  /s/ John Hawkins
          ----------------
          John Hawkins
          Managing Director
          600 Montgomery Street, Suite 3900
          San Francisco, California 94111
          Fax:  (415) 646-8625
          Attention:  John Hawkins

STATE BOARD OF ADMINISTRATION OF FLORIDA
By:  Generation Partners L.P.,
     its General Partner

     By:  Generation Capital Company LLC
          its General Partner

     By:  /s/ John Hawkins
          ----------------
          John Hawkins
          Managing Director
          600 Montgomery Street, Suite 3900
          San Francisco, California 94111
          Fax:  (415) 646-8625
          Attention:  John Hawkins

GENERATION PARALLEL MANAGEMENT PARTNERS L.P.
By:  Generation Partners L.P.,
     its General Partner

     By:  Generation Capital Company LLC
          its General Partner

     By:  /s/ John Hawkins
          ----------------
          John Hawkins
          Managing Director
          600 Montgomery Street, Suite 3900
          San Francisco, California 94111
          Fax:  (415) 646-8625
          Attention:  John Hawkins

GENERATION PARTNERS



By:  ___________________________
     Name: _____________________
     Title: ______________________

Address:  600 Montgomery Street, Suite 3900
          San Francisco, California 94111
          (415) 646-8625
          Attention:  John Hawkins



By:  /s/ John Fujii
     --------------
     Name: JOHN D. FUJII

Address:  232 East Thorndale Avenue
          Roselle, IL 60172


By:  /s/ Brian McTernan
     ------------------
     Name: BRIAN McTERNAN

Address:  1201 Barclay Circle
          Barrington, IL 60010


American  Cellular Corporation                                                             Exhibit A
List of Stockholders
                                                                 Class A Common Stock         Class A Preferred Stock
                                                                 --------------------------   -----------------------
                                                                                                  Interim Closing
                                                          Total $                              ----------------------
                                                       Investment    $ Investment    Shares    $ Investment    Shares
                                                       ----------    ------------    ------    ------------    ------
Spectrum Equity Investors  II, L.P.                   $50,000,000      $3,571,400    35,714      $1,428,500    14,285
Providence Equity Partners L.P.                        50,000,000       3,571,400    35,714       1,428,500    14,285
Sandler Capital Partners IV, L.P.                      21,264,200       1,518,800    15,188         607,600     6,076
Sandler Capital Partners IV, FTE, L.P.                  8,736,000         624,000     6,240         249,600     2,496
21st Century Communications Partners, L.P.             10,170,700         726,500     7,265         290,600     2,906
21st Century Communications T-E, L.P.                   3,460,300         247,200     2,472          98,900       989
21st Century Communications Foreign Partners, L.P.      1,368,800          97,800       978          39,100       391
Tandem Wireless Investments, L.P.                      40,000,000       2,857,100    28,571       1,142,900    11,429
Triumph Partners III, L.P.                             29,647,800       2,125,000    21,250         846,800     8,468
Triumph III Investors, L.P.                               352,200          17,900       179          10,300       103
First Union Capital Partners, Inc.                     25,000,000       1,785,700    17,857         714,300     7,143
HarbourVest Partners V                                 20,000,000       1,428,600    14,286         571,400     5,714
Information Associates, L.P.                            2,918,700         208,600     2,086          83,400       834
Information Associates, C.V.                               81,300           5,700        57           2,300        23
Information Associates-II, L.P.                        12,000,000         857,200     8,572         342,900     3,429
IA-II Affiliates Fund, L.L.C.                             700,000          50,000       500          20,000       200
Trident Capital Management-II, L.L.C.                   4,300,000         307,100     3,071         122,900     1,229
SG Capital Partners, LLC                               16,500,000       1,178,600    11,786         471,400     4,714
Merrill Lynch KECALP L.P. 1997                          7,700,000         549,800     5,498         240,000     2,400
KECALP, Inc.                                            4,500,000         321,300     3,213         188,600     1,886
Merrill Lynch KECALP International L.P. 1997            2,300,000         164,200     1,642               0         0
ML IBK Positions, Inc.                                    500,000          35,700       357               0         0
Toronto Dominion Investments, Inc.                     15,000,000       1,071,400    10,714         428,600     4,286
Westpool Investment Trust                               8,499,900         606,900     6,069         242,900     2,429
Lion Investments Limited                                1,477,500         105,500     1,055          42,200       422
Weber Family Trust dated 1/6/89                            22,600           1,600        16             600         6
Generation Capital Partners L.P.                        9,653,891         690,291     6,903         275,800     2,758
State Board Administration of Florida                     342,162          24,462       245           9,800        98
Generation Parallel Management Partners L.P.                3,947             247         2             100         1
John Fujii                                              1,750,000         125,000     1,250          50,000       500
Brian McTernan                                          1,750,000         125,000     1,250          50,000       500
                                                     ----------------------------------------------------------------
                                                     $350,000,000     $25,000,000   250,000     $10,000,000   100,000
                                                     ================================================================

Date of Funding:                                                   March 20, 1998            April 22, 1998

                                                         Class A Preferred Stock
                                                       -----------------------------------------------
                                                            Final Closing
                                                       -----------------------     Total         Total
                                                       $ Investment     Shares  $ Investment    Shares
                                                       -------------    ------  ------------    ------
Spectrum Equity Investors  II, L.P.                       45,000,100   450,001   $46,428,600   464,286
Providence Equity Partners L.P.                           45,000,100   450,001    46,428,600   464,286
Sandler Capital Partners IV, L.P.                         19,137,800   191,378    19,745,400   197,454
Sandler Capital Partners IV, FTE, L.P.                     7,862,400    78,624     8,112,000    81,120
21st Century Communications Partners, L.P.                 9,153,600    91,536     9,444,200    94,442
21st Century Communications T-E, L.P.                      3,114,200    31,142     3,213,100    32,131
21st Century Communications Foreign Partners, L.P.         1,231,900    12,319     1,271,000    12,710
Tandem Wireless Investments, L.P.                         36,000,000   360,000    37,142,900   371,429
Triumph Partners III, L.P.                                26,676,000   266,760    27,522,800   275,228
Triumph III Investors, L.P.                                  324,000     3,240       334,300     3,343
First Union Capital Partners, Inc.                        22,500,000   225,000    23,214,300   232,143
HarbourVest Partners V                                    18,000,000   180,000    18,571,400   185,714
Information Associates, L.P.                               2,626,700    26,267     2,710,100    27,101
Information Associates, C.V.                                  73,300       733        75,600       756
Information Associates-II, L.P.                           10,799,900   107,999    11,142,800   111,428
IA-II Affiliates Fund, L.L.C.                                630,000     6,300       650,000     6,500
Trident Capital Management-II, L.L.C.                      3,870,000    38,700     3,992,900    39,929
SG Capital Partners, LLC                                  14,850,000   148,500    15,321,400   153,214
Merrill Lynch KECALP L.P. 1997                             6,910,200    69,102     7,150,200    71,502
KECALP, Inc.                                               3,990,100    39,901     4,178,700    41,787
Merrill Lynch KECALP International L.P. 1997               2,135,800    21,358     2,135,800    21,358
ML IBK Positions, Inc.                                       464,300     4,643       464,300     4,643
Toronto Dominion Investments, Inc.                        13,500,000   135,000    13,928,600   139,286
Westpool Investment Trust                                  7,650,100    76,501     7,893,000    78,930
Lion Investments Limited                                   1,329,800    13,298     1,372,000    13,720
Weber Family Trust dated 1/6/89                               20,400       204        21,000       210
Generation Capital Partners L.P.                           8,687,800    86,878     8,963,600    89,636
State Board Administration of Florida                        307,900     3,079       317,700     3,177
Generation Parallel Management Partners L.P.                   3,600        36         3,700        37
John Fujii                                                 1,575,000    15,750     1,625,000    16,250
Brian McTernan                                             1,575,000    15,750     1,625,000    16,250
                                                       -----------------------------------------------
                                                        $315,000,000 3,150,000  $325,000,000 3,250,000
                                                       ===============================================

Date of Funding:                                       June 22, 1998
                                                       -------------

                     AMENDMENT TO STOCK PURCHASE AGREEMENT


     THIS AMENDMENT TO STOCK PURCHASE AGREEMENT (this "Amendment"), dated as of March 31, 1998, is made by and among American Cellular Corporation, a Delaware corporation (the "Company"), and the parties listed on Exhibit A to this
                                                       ---------
Amendment (the "Purchasers").

                              W I T N E S S E T H:
                              -------------------


     WHEREAS, the Company and the Purchasers are parties to the Stock Purchase Agreement, dated as of March 5, 1998 (the "Agreement"; to which reference is made for the definition of all capitalized terms used herein without definition); and

     WHEREAS, the Company and the Purchasers wish to amend the Agreement to (i) reduce the per share purchase price of each Committed Share and increase the number of Committed Shares so that the total purchase price of all Committed Shares remains $325,000,000 and (ii) provide for an interim purchase by the Purchasers of $10,000,000 of the Committed Shares.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Company and the Purchasers each hereby agree as follows:

     SECTION 1.   Recitals.  The second sentence in paragraph A of the Recitals
                  --------
is hereby deleted in its entirety and replaced with the following:

     "Subject to the terms of this Agreement, the Purchasers shall initially purchase an aggregate of 250,000 shares of Class A Common Stock (the "Initial Shares") and shall, at the request of the Company, purchase in one
     ---------------
     or more installments as contemplated by Section 1.4 an aggregate of 3,250,000 shares of Series A Preferred Stock (the "Committed Shares" and,
                                                        ----------------
     collectively with the Initial Shares, the "Shares"), in each case in the
                                                ------
     respective amounts set forth opposite each Purchaser's name on Exhibit A."
                                                                    ---------

     SECTION 2.  Section 1.4.  Section 1.4 of the Agreement is hereby deleted in
                 -----------
its entirety and replaced with the following:

     "1.4.  Subsequent Purchases of Committed Shares.
            ----------------------------------------

     (a) Upon receipt by each Purchaser of written notice from the Company, such Purchaser shall within 15 days after its receipt of such notice, purchase at a purchase price of $100 per share, its pro rata portion of $10,000,000 of the Committed Shares, as determined in accordance with Exhibit A.  For
                                                          ---------
purposes of this Agreement, the purchase of $10,000,000 of Committed Shares by all the Purchasers pursuant to this Section 1.4(a) is referred to herein as the "Interim Purchase,"
        ----------------

     (b) Upon receipt by each Purchaser of written notice from the Company (the "Drawdown Notice"), stating that the Company anticipates that the Merger is
 ---------------
reasonably expected to be consummated within 20 days, such Purchaser shall, within 15 days after its receipt of the Drawdown Notice, purchase at a purchase price of $100 per share, all of the Committed Shares to be acquired by such Purchaser, as set forth on Exhibit A, less the number of
                                            ---------
Committed Shares purchased by such Purchaser in the Interim Purchase pursuant to Section 1.4(a).

For purposes of this Agreement, the purchase of Committed Shares by all the Purchasers pursuant to Section 1.4(b) is each referred to herein as the "Final Purchase," and the consummation of each of the Interim Purchase and
---------------
the Final Purchase is individually referred to herein as a "Subsequent
                                                            ----------
Closing." References to the "Subsequent Closing" in this Agreement shall
-------
refer to the closing of the Interim Purchase and the Final Purchase with equal effect.

     SECTION 3.  Section 3.4.  The first sentence in Section 3.4 of the
                 -----------
Agreement is hereby deleted in its entirety and replaced with the following:

         "The authorized capital stock of the Company consists of 500,000 shares of common stock and 5,000,000 shares of preferred stock."

     SECTION 4.  Exhibits.  Exhibit A of the Agreement is replaced with Exhibit
                 --------   ---------                                   -------
A attached hereto.
-

     SECTION 5.  Reference to and Effect on the Agreement.
                 ----------------------------------------

     (a) On and after the date hereof, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "therein", or words of like import shall mean and be a reference to the Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Agreement, a reference to the Agreement in any of such to be deemed to be a reference to the Agreement as amended hereby.

     (b) Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect.

     SECTION 6.  Governing Law.  This Amendment shall be governed by and
                 -------------
construed in accordance with the internal laws of the State of Delaware applicable to contracts made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

     SECTION 7.  Counterparts.  This Amendment may be executed in one or more
                 ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Stock Purchase Agreement to be executed as of the date first above written.

                             SPECTRUM EQUITY INVESTORS II, L.P.,
                             a Delaware limited partnership

                             By:  Spectrum Equity Associates II, L.P.,
                                  its managing general partner


                                  By:  /s/ Brion Applegate
                                       ------------------------------
                                       Brion Applegate,
                                       Managing General Partner


                             PROVIDENCE EQUITY PARTNERS L.P.,
                             a Delaware limited partnership

                             By:  Providence Equity Partners, L.L.C.,
                                  its general partner


                                  By:  /s/ Jonathan Nelson
                                       -------------------------------
                                       Jonathan Nelson
                                       President


                             TANDEM WIRELESS INVESTMENTS, L.P.

                             By:  Live Cycles Holding Co.,
                                  its general partner


                                  By:  /s/ Lynn C. McDonald
                                       ------------------------------
                                       Lynn C. McDonald,
                                       Vice President and Secretary


                                  By:  /s/ Pierre Belanger
                                       ------------------------------
                                       Pierre Belanger
                                       President

                  21ST CENTURY COMMUNICATIONS PARTNERS, L.P.

                  By:  Sandler Investment Partners, L.P.,
                       its general partner

                       By:  Sandler Capital Management,
                            its general partner

                            By:  MJDM Corp.,
                                 its general partner

                                 By:  /s/ Edward Grinacoff
                                      -------------------------------
                                      Edward Grinacoff,
                                      President



                  21ST CENTURY COMMUNICATIONS T-E, L.P.


                  By:  Sandler Investment Partners, L.P.,
                       its general partner

                       By:  Sandler Capital Management,
                            its general partner

                            By:  MJDM Corp.,
                                 its general partner

                                 By:  /s/ Edward Grinacoff
                                      -------------------------------
                                      Edward Grinacoff,
                                      President

              21ST CENTURY COMMUNICATIONS FOREIGN PARTNERS, L.P.,


                  By:  Sandler Investment Partners, L.P.,
                       its general partner

                       By:  Sandler Capital Management,
                            its general partner

                            By:  MJDM Corp.,
                                 its general partner

                                 By:  /s/ Edward Grinacoff
                                      -------------------------------
                                      Edward Grinacoff,
                                      President


                  SANDLER CAPITAL PARTNERS IV, L.P.

                  By:  Sandler Investment Partners, L.P.,
                       its general partner

                       By:  Sandler Capital Management,
                            its general partner

                            By:  MJDM Corp.,
                                 its general partner

                                 By:  /s/ Edward Grinacoff
                                      -------------------------------
                                      Edward Grinacoff,
                                      President

                    SANDLER CAPITAL PARTNERS IV, FTE, L.P.

                    By:  Sandler Investment Partners, L.P.,
                         its general partner

                         By:  Sandler Capital Management,
                              its general partner

                              By:  MJDM Corp.,
                                   its general partner

                                   By:  /s/ Edward Grinacoff
                                        -----------------------------
                                        Edward Grinacoff,
                                        President

                         TRIUMPH PARTNERS III, L.P.,
                         a Delaware limited partnership

                         By:  Triumph III Advisors, L.P.,
                              its general partner

                              By:  Triumph III Advisors, Inc.,
                                   its general partner

                                    By:  /s/ Jeffrey M. Lane
                                         ----------------------------
                                         Jeffrey M. Lane,
                                         Managing Director


                         TRIUMPH III INVESTORS, L.P.,
                         a Delaware limited partnership

                         By:  Triumph III Advisors, Inc.,
                              its general partner

                              By:  /s/ Jeffrey M. Lane
                                   ----------------------------------
                                   Jeffrey M. Lane,
                                   Managing Director


                         TORONTO DOMINION INVESTMENTS, INC.,
                         a Delaware corporation



                         By:       /s/ Martha Gariepy
                                   ----------------------------------
                                   Martha Gariepy,
                                   Vice President



                         FIRST UNION CAPITAL PARTNERS, INC.,
                         a Virginia corporation


                         By:  /s/ L.W. Hamrick III
                              ---------------------------------------
                              L.W. Hamrick III,
                              Senior Vice President

                          HARBOURVEST PARTNERS V - DIRECT FUND L.P., a Delaware limited partnership

                          By:  HVP V - Direct Associates, LLC,
                               its general partner

                               By:  HarbourVest Partners, LLC,
                                    its managing member


                                     By:  /s/ William A. Johnston
                                          ---------------------------
                                          William A. Johnston,
                                          Managing Director


                          INFORMATION ASSOCIATES, L.P.

                          By:  Trident Capital Management, L.L.C.,
                               its general partner


                               By:  /s/ Donald R. Dixon
                                    ---------------------------------
                                    Donald R. Dixon,
                                    President


                          INFORMATION ASSOCIATES-II, L.P.

                          By:  Trident Capital Management, L.L.C.,
                               its general partner


                               By:  /s/ Donald R. Dixon
                                    ---------------------------------
                                    Donald R. Dixon,
                                    President


                           IA-II AFFILIATES FUND, L.L.C.

                           By:  Trident Capital Management, L.L.C.,
                                its general partner


                                By:  /s/ Donald R. Dixon
                                     --------------------------------
                                     Donald R. Dixon,
                                     President

                               INFORMATION ASSOCIATES, C.V.

                               By:  Trident Capital Management, L.L.C.,
                                    its general partner


                                    By:  /s/ Donald R. Dixon
                                         ----------------------------
                                         Donald R. Dixon,
                                         President


                               TRIDENT CAPITAL MANAGEMENT-II, L.L.C.

                               By:  Trident Capital Management, L.L.C.,
                                    its general partner


                                    By:  /s/ Donald R. Dixon
                                         ----------------------------
                                         Donald R. Dixon,
                                         President


                               WESTPOOL INVESTMENT TRUST, a limited liability company organized under the laws of England and Wales

                               By:  /s/ Robert A. Rayne
                                    ---------------------------------
                                    Robert A. Rayne,
                                    Director


                               LION INVESTMENT LIMITED, a limited liability company organized under the laws of England and Wales


                               By:  /s/ Robert A. Rayne
                                    ---------------------------------
                                    Robert A. Rayne,
                                    Director

                                 SG CAPITAL PARTNERS, LLC


                                 By:  /s/ Elan A. Schultz
                                      -------------------------------
                                      Elan A. Schultz,
                                      Managing Director


                                 MERRILL LYNCH KECALP L.P. 1997,
                                 a Delaware limited partnership


                                 By:  /s/ Edward J. Higgins
                                      -------------------------------
                                      Edward J. Higgins,
                                      Managing Director


                                 KECALP, INC.,
                                 a Delaware corporation


                                 By:  /s/ Edward J. Higgins
                                      -------------------------------
                                      Edward J. Higgins,
                                      Managing Director


                                 WEBER FAMILY TRUST DATED 1/6/89,
                                 a California family trust


                                 By:  /s/ Eugene M. Weber
                                      -------------------------------
                                      Eugene M. Weber,
                                      Trustee


                                 /s/ John Fujii
                                 ------------------------------------
                                 JOHN FUJII,
                                 an Individual


                                 /s/ Brian McTernan
                                 ------------------------------------
                                 BRIAN McTERNAN,
                                 an Individual

                              GENERATION CAPITAL PARTNERS L.P.

                              By:  Generation Partners L.P.,
                                   its general partner

                                    By:  Generation Capital Company LLC,
                                         its general partner


                                    By:  /s/ John Hawkins
                                         ----------------------------
                                         John Hawkins,
                                         Managing Director


                              GENERATION PARALLEL
                              MANAGEMENT PARTNERS L.P.

                              By:  Generation Partners L.P.,
                                   its general partner

                                   By:  Generation Capital Company LLC,
                                        its general partner


                                        By:  /s/ John Hawkins
                                             ------------------------
                                             John Hawkins,
                                             Managing Director


                              STATE BOARD OF
                              ADMINISTRATION OF FLORIDA

                              By:  Generation Partners L.P.,
                                   its general partner

                                   By:  Generation Capital Company LLC,
                                        its general partner


                                        By:  /s/ John Hawkins
                                             ------------------------
                                             John Hawkins,
                                             Managing Director


American  Cellular Corporation                                                             Exhibit A
List of Stockholders
                                                                 Class A Common Stock         Class A Preferred Stock
                                                                 --------------------------   -----------------------
                                                                                                  Interim Closing
                                                          Total $                              ----------------------
                                                       Investment    $ Investment    Shares    $ Investment    Shares
                                                       ----------    ------------    ------    ------------    ------
Spectrum Equity Investors  II, L.P.                   $50,000,000      $3,571,400    35,714      $1,428,500    14,285
Providence Equity Partners L.P.                        50,000,000       3,571,400    35,714       1,428,500    14,285
Sandler Capital Partners IV, L.P.                      21,264,200       1,518,800    15,188         607,600     6,076
Sandler Capital Partners IV, FTE, L.P.                  8,736,000         624,000     6,240         249,600     2,496
21st Century Communications Partners, L.P.             10,170,700         726,500     7,265         290,600     2,906
21st Century Communications T-E, L.P.                   3,460,300         247,200     2,472          98,900       989
21st Century Communications Foreign Partners, L.P.      1,368,800          97,800       978          39,100       391
Tandem Wireless Investments, L.P.                      40,000,000       2,857,100    28,571       1,142,900    11,429
Triumph Partners III, L.P.                             29,647,800       2,125,000    21,250         846,800     8,468
Triumph III Investors, L.P.                               352,200          17,900       179          10,300       103
First Union Capital Partners, Inc.                     25,000,000       1,785,700    17,857         714,300     7,143
HarbourVest Partners V                                 20,000,000       1,428,600    14,286         571,400     5,714
Information Associates, L.P.                            2,918,700         208,600     2,086          83,400       834
Information Associates, C.V.                               81,300           5,700        57           2,300        23
Information Associates-II, L.P.                        12,000,000         857,200     8,572         342,900     3,429
IA-II Affiliates Fund, L.L.C.                             700,000          50,000       500          20,000       200
Trident Capital Management-II, L.L.C.                   4,300,000         307,100     3,071         122,900     1,229
SG Capital Partners, LLC                               16,500,000       1,178,600    11,786         471,400     4,714
Merrill Lynch KECALP L.P. 1997                          7,700,000         549,800     5,498         240,000     2,400
KECALP, Inc.                                            4,500,000         321,300     3,213         188,600     1,886
Merrill Lynch KECALP International L.P. 1997            2,300,000         164,200     1,642               0         0
ML IBK Positions, Inc.                                    500,000          35,700       357               0         0
Toronto Dominion Investments, Inc.                     15,000,000       1,071,400    10,714         428,600     4,286
Westpool Investment Trust                               8,499,900         606,900     6,069         242,900     2,429
Lion Investments Limited                                1,477,500         105,500     1,055          42,200       422
Weber Family Trust dated 1/6/89                            22,600           1,600        16             600         6
Generation Capital Partners L.P.                        9,653,891         690,291     6,903         275,800     2,758
State Board Administration of Florida                     342,162          24,462       245           9,800        98
Generation Parallel Management Partners L.P.                3,947             247         2             100         1
John Fujii                                              1,750,000         125,000     1,250          50,000       500
Brian McTernan                                          1,750,000         125,000     1,250          50,000       500
                                                     ----------------------------------------------------------------
                                                     $350,000,000     $25,000,000   250,000     $10,000,000   100,000
                                                     ================================================================

Date of Funding:                                                   March 20, 1998            April 22, 1998

                                                         Class A Preferred Stock
                                                       -----------------------------------------------
                                                            Final Closing
                                                       -----------------------     Total         Total
                                                       $ Investment     Shares  $ Investment    Shares
                                                       -------------    ------  ------------    ------
Spectrum Equity Investors  II, L.P.                       45,000,100   450,001   $46,428,600   464,286
Providence Equity Partners L.P.                           45,000,100   450,001    46,428,600   464,286
Sandler Capital Partners IV, L.P.                         19,137,800   191,378    19,745,400   197,454
Sandler Capital Partners IV, FTE, L.P.                     7,862,400    78,624     8,112,000    81,120
21st Century Communications Partners, L.P.                 9,153,600    91,536     9,444,200    94,442
21st Century Communications T-E, L.P.                      3,114,200    31,142     3,213,100    32,131
21st Century Communications Foreign Partners, L.P.         1,231,900    12,319     1,271,000    12,710
Tandem Wireless Investments, L.P.                         36,000,000   360,000    37,142,900   371,429
Triumph Partners III, L.P.                                26,676,000   266,760    27,522,800   275,228
Triumph III Investors, L.P.                                  324,000     3,240       334,300     3,343
First Union Capital Partners, Inc.                        22,500,000   225,000    23,214,300   232,143
HarbourVest Partners V                                    18,000,000   180,000    18,571,400   185,714
Information Associates, L.P.                               2,626,700    26,267     2,710,100    27,101
Information Associates, C.V.                                  73,300       733        75,600       756
Information Associates-II, L.P.                           10,799,900   107,999    11,142,800   111,428
IA-II Affiliates Fund, L.L.C.                                630,000     6,300       650,000     6,500
Trident Capital Management-II, L.L.C.                      3,870,000    38,700     3,992,900    39,929
SG Capital Partners, LLC                                  14,850,000   148,500    15,321,400   153,214
Merrill Lynch KECALP L.P. 1997                             6,910,200    69,102     7,150,200    71,502
KECALP, Inc.                                               3,990,100    39,901     4,178,700    41,787
Merrill Lynch KECALP International L.P. 1997               2,135,800    21,358     2,135,800    21,358
ML IBK Positions, Inc.                                       464,300     4,643       464,300     4,643
Toronto Dominion Investments, Inc.                        13,500,000   135,000    13,928,600   139,286
Westpool Investment Trust                                  7,650,100    76,501     7,893,000    78,930
Lion Investments Limited                                   1,329,800    13,298     1,372,000    13,720
Weber Family Trust dated 1/6/89                               20,400       204        21,000       210
Generation Capital Partners L.P.                           8,687,800    86,878     8,963,600    89,636
State Board Administration of Florida                        307,900     3,079       317,700     3,177
Generation Parallel Management Partners L.P.                   3,600        36         3,700        37
John Fujii                                                 1,575,000    15,750     1,625,000    16,250
Brian McTernan                                             1,575,000    15,750     1,625,000    16,250
                                                       -----------------------------------------------
                                                        $315,000,000 3,150,000  $325,000,000 3,250,000
                                                       ===============================================

Date of Funding:                                       June 22, 1998
                                                       -------------